UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

Smith Micro Software, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT DATED APRIL 2, 2026

SUBJECT TO COMPLETION

April [__], 2026

Dear Smith Micro Stockholders:

We are pleased to invite you to the 2026 Annual Meeting of Stockholders of Smith Micro Software, Inc. to be held on [_____], 2026, at [____] a.m. Eastern Time via live webcast at the virtual meeting site, meetnow.global/MCVKKST.

We will conduct a virtual online Annual Meeting this year, so our stockholders can participate from any geographic location with Internet connectivity. We believe this will enhance accessibility to our Annual Meeting for all of our stockholders, regardless of geographic location. Stockholders will be able to attend and participate in the Annual Meeting online, vote shares electronically, and submit questions prior to and during the Annual Meeting as described in the enclosed proxy statement. We are pleased to embrace the latest technology to provide expanded access and enable greater stockholder attendance and participation from any location around the world.

The expected actions to be taken at the Annual Meeting, which include the election of two directors, are described in the attached proxy statement and notice of annual meeting of stockholders. In addition to the proxy statement, we are mailing or making available to you a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, which we encourage you to read. Our Annual Report includes our audited financial statements for 2025 and information about our operations, markets and products.

We are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the attached proxy statement and our 2025 Annual Report. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the attached proxy statement, our 2025 Annual Report and a form of proxy card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, which will be held online this year, you can be sure your shares are represented at the meeting by promptly voting your shares as instructed in the Notice, or by requesting a printed proxy card, if you prefer, and completing, signing, dating and returning the printed proxy card by mail. If you later decide to participate in the Annual Meeting and wish to change your vote, you may do so simply by voting online during the meeting.

To log in to and participate in this year’s virtual Annual Meeting, you will need the stockholder control number located on the Notice, on your proxy card or on the instructions that accompanied your proxy materials. Please keep this information in a safe place so it is available to you for the meeting.

We look forward to having you join us online at the Annual Meeting.

Sincerely,

William W. Smith, Jr.
Executive Chairman of the Board of Directors
Smith Micro Software, Inc.

SMITH MICRO SOFTWARE, INC.

5800 Corporate Dr.

Pittsburgh, PA 15237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [___], 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (the “Company”) will be held on [_____], 2026, at [____] a.m. Eastern Time, at the virtual meeting site meetnow.global/MCVKKST. The Annual Meeting will be held solely online, and as such there is no physical address for the Annual Meeting. The Annual Meeting will be held for the following purposes as more fully described in the proxy statement accompanying this notice:

1.

Election of Directors. The election of two (2) directors to serve on our Board of Directors until the 2029 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	“Say on Pay” Proposal. Non-binding advisory vote to approve the 2025 compensation of named executive officers.

3.

Ratification of the Appointment of SingerLewak LLP. Ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

4.

Approval of an Amendment to our Amended and Restated Omnibus Equity Incentive Plan.  Approval of an amendment to authorize additional shares for issuance under our Amended and Restated Omnibus Equity Incentive Plan and as otherwise set out in the proxy statement.

5.

Nasdaq Proposal I. Approval, for purposes of Nasdaq listing rule 5635(d), of the issuance of shares of our common stock underlying the common warrants issued by us pursuant to the terms of note purchase agreements, dated September 11, 2025 and September 29, 2025, in amounts that may equal or exceed 20% of our common stock outstanding.

6.

Nasdaq Proposal II.  Approval, for purposes of Nasdaq listing rules 5635(c) and (d), of the issuance of shares of our common stock underlying the common warrants issued by us pursuant to the terms of that certain private placement securities purchase agreement, dated November 5, 2025.

7.

Reverse Stock Split Proposal. Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.001 per share, at a ratio, ranging from one-for-three (1:3) to one-for-ten (1:10), with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

8.

Adjournment Proposal. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of Proposals 4, 5, 6, or 7 (the “Adjournment Proposal”).

9.	Other Business. Any other business properly brought before the stockholders at the Annual Meeting, or at any adjournment or postponement thereof.

The close of business on April 2, 2026 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders on the Annual Meeting site at meetnow.global/MCVKKST.

You are cordially invited to participate in the Annual Meeting. Whether or not you plan to participate in the Annual Meeting online, we urge you to ensure your representation by voting by proxy promptly in accordance with the Notice of Internet Availability of Proxy Materials (the “Notice”) or by requesting a printed proxy card, if you prefer, and completing, signing, dating and returning the proxy card, or the form forwarded by your bank, broker or other holder of record, by mail. If you attend the Annual Meeting online and vote your shares at that time, your proxy will not be used.

Forty percent (40%) of the outstanding shares of Common Stock entitled to vote must be represented at the Annual Meeting in order to constitute a quorum. Please vote your shares in accordance with the Notice or return your proxy card to ensure that a quorum is obtained.

By Order of the Board of Directors,

Jennifer M. Reinke
Secretary
Pittsburgh, Pennsylvania
[_______], 2026

Important notice regarding the availability of proxy materials for the stockholder meeting to be held [_____], 2026: The proxy statement and Annual Report are available at www.envisionreports.com/SMSI.

Your vote is very important, regardless of the number of shares you own. In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials unless you request to receive them in accordance with the instructions provided in the Notice. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.

SMITH MICRO SOFTWARE, INC.

PROXY STATEMENT

SMITH MICRO SOFTWARE, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held [_____], 2026

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

This proxy statement contains information related to the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (“Smith Micro,” the “Company,” “we,” “our” or “us”), which will be held on [_____], 2026, at [____] a.m. Eastern Time, and any postponements or adjournments thereof. We will host the Annual Meeting solely online via live webcast this year, so our stockholders can participate from any geographic location with Internet connectivity. We believe this will enhance accessibility to our Annual Meeting for all of our stockholders, regardless of geographic location.

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials other than as described below. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our 2025 Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.

Stockholders of record at the close of business on April 2, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. It is anticipated that the Notice will first be sent to stockholders, and this proxy statement and the form of proxy relating to our Annual Meeting, are being first mailed or made available to stockholders on or about [_____], 2026. These materials are available for viewing, printing and downloading on the Internet at www.envisionreports.com/SMSI.

Purpose of the Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the Notice of Annual Meeting of Stockholders accompanying this proxy statement and are described in more detail in this proxy statement. We are not aware of any matter to be presented other than those described in this proxy statement.

How to Participate in the Annual Meeting

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MCVKKST. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to enter the control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at [____] a.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for check-in. Online access will begin fifteen minutes prior to the meeting start time. Please follow the registration instructions as outlined in this proxy statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call (U.S.) 1-888-724-2416 or (International) +1 781-575-2748.

Registration to Participate in the Annual Meeting

If you are a stockholder of record, as explained below, you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.

If you own shares in “street name,” as explained below, you must register in advance to participate in the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting virtually on the Internet, you must submit proof of your proxy power (legal proxy) reflecting your Company stock holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [_____], 2026. You will receive a confirmation of your registration by email after your registration materials have been received.

Requests for registration should be directed to the following:

•	By email: Forward the email from your bank, broker, or other intermediary, or attach an image of your legal proxy, to legalproxy@computershare.com

•	By mail: Computershare, Smith Micro Software, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered the “stockholder of record” of those shares. In this case, your Notice or printed proxy materials have been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained on the Notice or, if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Voting

Our outstanding common stock, par value $0.001 per share (the “Common Stock”) is the only class of securities entitled to vote on the proposals presented at the Annual Meeting. Stockholders of record on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were [__] shares of Common Stock outstanding and approximately [__] stockholders of record, according to information provided by our transfer agent. Each share of Common Stock is entitled to one vote on each proposal; provided, that, in accordance with applicable Nasdaq rules, the shares of Common Stock purchased by the Affiliated Purchaser (as defined below) pursuant to the Purchase Agreement (as defined below) are not entitled to be voted at the Annual Meeting with respect to Nasdaq Proposal II (as defined below). Stockholders may not cumulate votes in the election of directors. Forty percent (40%) of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

All votes will be tabulated by our inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes” (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Broker non-votes occur when your broker or other nominee submits a proxy for your shares (because the broker or other nominee has received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote your shares on a particular “discretionary” or “routine” matter) but does not indicate a vote for a particular proposal because the broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you, or has discretionary authority but chooses not to exercise it. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Vote Required for Each Proposal

The voting requirements for each of the Proposals under consideration at the Annual Meeting to be approved, and the effect of abstentions and broker non-votes on each Proposal, are as follows:

Proposal	Voting Approval Standard	Effect of Abstentions	Effect of Broker Non-Votes(1)
1: Election of Directors	The two nominees receiving the highest number of votes will be elected	No effect –not counted as a vote	No effect –not counted as a vote
2: Non-Binding Advisory Vote to Approve the Compensation of Named Executive Officers (2)	Majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	Same effect as a vote against	No effect –not counted as a vote
3: Ratification of the Appointment of SingerLewak LLP	Majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	Same effect as a vote against	Routine matter –brokers will have discretionary authority to vote
4: Approval of Amendment to Amended and Restated Omnibus Equity Incentive Plan	Majority of votes cast on such proposal	No effect –not counted as a vote	No effect –not counted as a vote
5: Nasdaq Proposal I	Majority of votes cast on such proposal	No effect –not counted as a vote	No effect –not counted as a vote
6: Nasdaq Proposal II	Majority of votes cast on such proposal	No effect –not counted as a vote	No effect –not counted as a vote
7: Reverse Stock Split Proposal	Majority of the votes cast on the proposal	No effect –not counted as a vote	No effect –not counted as a vote
8: Adjournment Proposal	Majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	Same effect as a vote against	No effect –not entitled to vote

(1)

Brokers are permitted to vote their customers’ shares on routine matters when the brokers have not received voting instructions from their customers. Proposal 3 is a routine matter on which brokers may vote in this way. Brokers may not vote their customers’ shares on non-routine matters, unless they have received voting instructions from their customers. Proposals 1, 2, 4, 5, 6, 7 and 8 are non-routine matters. Shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are called broker non-votes.

(2)

With respect to Proposal 2, the advisory vote on this proposal is non-binding on the Company; however, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of these votes when making future compensation decisions.

How to Vote

The way your shares may be voted depends on how your shares are held. If you are a stockholder of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize the individuals named on your proxy card or Notice to vote your shares. If you choose to vote by proxy, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you hold your shares of Common Stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. If no direction is made on your proxy and it is otherwise properly executed, your proxy will be voted FOR the election of the director nominees and will be voted FOR each of the other proposals at the Annual Meeting. You also may participate in and vote during the Annual Meeting.

Voting by proxy. You may vote your shares by proxy by telephone, via the Internet or by mail:

•

By Telephone. You may transmit your proxy voting instructions by calling the telephone number specified on the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card. You will need to have the Notice or proxy card in hand when you call. If you choose to vote by telephone, you do not have to return a proxy card by mail.

•

Via the Internet. You may transmit your proxy voting instructions via the Internet by accessing the website specified on the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card. You will need to have the Notice or proxy card in hand when you access the website. If you choose to vote via the Internet, you do not have to return a proxy card by mail.

•

By Mail. If you received printed proxy materials, you may vote by proxy by completing, signing and dating the proxy card enclosed with your printed proxy materials and returning it in the enclosed prepaid envelope.

Voting online during the Annual Meeting. Stockholders who elect to participate in the Annual Meeting may vote online during the Annual Meeting by following the instructions provided. Even if you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will still be voted in accordance with your direction.

Telephone and Internet voting for stockholders of record will be available up until the conclusion of the Annual Meeting, and mailed proxy cards must be received by _____, 2026 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, this deadline may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the meeting:

•

by submitting a new proxy with a later date before the Annual Meeting either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;

•	by voting online at the virtual meeting site; or

•	by filing a written revocation with our corporate Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares as described in the “How to Vote” section above.

Your attendance alone at the Annual Meeting will not automatically revoke your proxy.

Solicitation

The proxies being solicited for the Annual Meeting as described in this proxy statement are being solicited by the Company’s Board of Directors. We will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services. We have engaged Georgeson LLC (“Georgeson”) to assist us with the solicitation of proxies for the Annual Meeting. We expect to pay Georgeson approximately $15,500, plus expenses, for its services.

Deadlines for Receipt of Stockholder Proposals and Director Nominations

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our Bylaws. For stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to be presented at and included in our proxy statement for our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), such proposals must be submitted to and received by the Company’s corporate Secretary no later than December [__], 2026. Pursuant to our Bylaws, any stockholder intending to present a proposal for action at an annual meeting must give written notice to the Company’s corporate Secretary not less than 30 days and not more than 60 days prior to the date of the annual meeting, except that if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, then the deadline for submitting a stockholder proposal is the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Under our Bylaws, the deadline for submitting a nomination for a director to be included in our proxy materials for an annual meeting is 60 days prior to the date of the annual meeting. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information as required by Rule 14a-19 under the Exchange Act no later than [_____], 2027. Please note that these rules are separate from the SEC’s requirements that a stockholder must meet to have a stockholder proposal included in our proxy statement pursuant to Rule 14a-8, as discussed above. The proxy solicited by the Board of Directors for the 2027 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal no later than [_____], 2027, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholder proposals and nominations must be in writing and should be addressed to our corporate Secretary at our principal executive offices located at 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the Securities and Exchange Commission.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. Your proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting that is not included in this proxy statement.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Bylaws provide for our Board of Directors (the “Board”) to be divided into three classes. Each class of directors serves for a three-year term, with one class being elected by the Company’s stockholders at each annual meeting. Our Board currently has eight directors: Andrew Arno, Thomas G. Campbell, Steven L. Elfman, Samuel Gulko, Asha Keddy, Chetan Sharma, William W. Smith, Jr. and Gregory J. Szabo. Messrs. Sharma, Smith and Szabo serve as directors with terms expiring at this year’s Annual Meeting, Mr. Campbell, Mr. Elfman and Ms. Keddy serve as directors with terms expiring at the 2027 annual meeting of stockholders, and Messrs. Arno and Gulko serve as directors with terms expiring at the 2028 annual meeting of stockholders. Effective as of the date of this year’s Annual Meeting, by resolution of our Board of Directors adopted on March 31, 2026, the number of directors on the Board will be reduced from eight directors to seven.

Given the reduction in the number of directors on our Board, two directors will be elected at the Annual Meeting to serve a three-year term expiring on the date of the annual meeting of stockholders to be held in 2029 (the “2029 Annual Meeting”) or until their respective successors shall have been elected and qualified. The Governance and Nominating Committee of the Board of Directors has recommended to the Board for nomination, and the Board has nominated, Messrs. Smith and Huffmyer as its nominees for election to the Board at the Annual Meeting. Your proxy will be voted, unless authority is withheld or the proxy is revoked, FOR the election of each of Mr. Smith and Mr. Huffmyer to hold office until the date of our 2029 Annual Meeting or until his successor has been duly elected and qualified or until in either case he earlier resigns, becomes disqualified or disabled, or is otherwise removed. Each returned proxy cannot be voted for a greater number of persons than the nominees named on the proxy. In the unanticipated event that a nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person recommended by the Governance and Nominating Committee and approved by the Board. Each of Mr. Smith and Mr. Huffmyer has agreed to serve if elected, and the Board has no reason to believe that he will be unavailable to serve.

DIRECTORS AND NOMINEES

Provided below is certain information with respect to each nominee for election as a director and each continuing director.

Director Nominee for Term Ending at the 2029 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Timothy C. Huffmyer	52	President and Chief Executive Officer
William W. Smith, Jr.	78	Executive Chairman of the Board

Mr. Huffmyer serves as the Company’s President and Chief Executive Officer. Prior to assuming his current role in March 2026, from June 2025 he served as our Chief Operating Officer, Chief Financial Officer and Treasurer, overseeing core operational and financial responsibilities, including key strategic initiatives and ongoing transformation efforts. Prior to rejoining Smith Micro, from September 2021 through June 2025, Mr. Huffmyer served as Chief Financial Officer of Urgent.ly Inc. (Nasdaq: ULY), a mobile assistance software company focused on roadside assistance. Prior to joining Urgent.ly, Mr. Huffmyer served as Smith Micro’s Chief Financial Officer from June 2017 through September 2021. Earlier in his career, Mr. Huffmyer served in various senior positions at Black Box Corporation (at that time a publicly traded company), an IT solutions company, from January 2008 to June 2017, including Vice President, Chief Financial Officer and Treasurer, and Director of Finance. Throughout his career, Mr. Huffmyer has participated in complex debt and equity financing arrangements, more than thirty mergers, acquisitions and divestitures, and successfully partnered with executive leadership and boards to achieve operational cost alignments and other business objectives. Mr. Huffmyer earned a Bachelor of Arts degree in Accounting from Michigan State University. In addition to his strategic, operational and financial expertise, Mr. Huffmyer brings to the Board his understanding of the Company’s day-to-day operations and the unique opportunities and issues facing the Company.

Mr. Smith co-founded Smith Micro and serves as our Executive Chairman of the Board. Prior to his appointment as Executive Chairman in March 2026, Mr. Smith served as Chairman of the Board, President and Chief Executive Officer from the Company’s inception in 1982 through March 2026. Mr. Smith was employed by Rockwell International Corporation in a variety of technical and management positions from 1975 to 1984. Mr. Smith served with Xerox Data Systems from 1972 to 1975 and RCA Computer Systems Division from 1969 to 1972 in mainframe sales and pre-sale technical roles. Mr. Smith received a Bachelor of Arts degree in Business Administration from Grove City College. As the co-founder of our Company who served as the Company’s President and Chief Executive Officer for more than four decades, Mr. Smith provides the Board with valuable insight into the Company’s business operations, opportunities and challenges, as well as his extensive knowledge of the telecommunications and wireless industries, garnered during his 44 years of service with our Company. Mr. Smith also possesses particular strengths in leadership, management and sales strategy.

Vote Required for Approval and Recommendation of Board of Directors

The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of the election of directors standing for election at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE OR IN EACH CASE HIS SUBSTITUTE AS SET FORTH HEREIN.

Continuing Directors with Terms Ending at the 2027 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Thomas G. Campbell (1)	75	Director
Steven L. Elfman (2)	70	Director
Asha Keddy (3)	52	Director

(1)	Member of the Audit, Compensation, and Governance and Nominating Committees
(2)	Member of the Compensation, Governance and Nominating, and Mergers and Acquisitions Committees
(3)	Member of the Audit Committee

Mr. Campbell became a director in 1995. From 1999 until his retirement in October 2021, he served as the Executive Vice President of King Printing, Inc., a book printing and manufacturing company. Mr. Campbell currently serves in volunteer roles for the grant program of Cummings Foundation, which seeks to support nonprofits in eastern Massachusetts, where he has served since February 2021, and for Rivier University, a private university where he has served since September 2023. From 1996 to 1999, he was the Vice President of Operations of Complete Concepts, Ltd., a manufacturer and distributor of women’s accessories. From 1995 to 1996, Mr. Campbell was an independent management consultant specializing in corporate turnarounds, and prior to that served during 1995 as the Chief Operating Officer of Laser Atlanta Optics, Inc. From 1985 to 1995, he served in several senior management positions at Hayes Microcomputer Products, Inc., including Vice President of Operations and Business Development and as Chief Operating Officer and a member of the board of directors of Practical Peripherals, a Hayes subsidiary. Prior to 1985, Mr. Campbell was employed by Digital Equipment Corporation. Mr. Campbell attended Boston University. Mr. Campbell brings to our Board extensive executive management experience in the retail and consumer products industries, along with strengths in leadership, management, financial, international business and corporate governance.

Mr. Elfman became a director in 2014. He is the former President of Network Operations and Wholesale at Sprint, a telecommunications company and leading wireless carrier prior to its acquisition by T-Mobile in 2020, having had responsibility for product, technology development, network, wholesale operations, value-added services, procurement and real estate, and digital. Mr. Elfman joined the Sprint senior leadership team in 2008 from mobile data technology services company, Infospace, where he was Executive Vice President of Infospace Mobile, then President and Chief Operating Officer of Motricity following the acquisition of Infospace Mobile. He also has held leadership positions at Terabeam, as Executive Vice President of Operations, and at AT&T Wireless, where he was Chief Information Officer. Mr. Elfman was the CIO at GE Capital (Fleet Services Company) as well as head of IT at 3M Company for international operations. Mr. Elfman graduated from the University of Western Ontario in Canada with a degree in computer science and business. He previously served on the board of directors of Syntonic Limited, a software company and provider of mobile software solutions, where he served as non-executive chairman and as a member of the compensation committee of the board of directors. Mr. Elfman also previously served on the boards of Affirmed Networks, Inc., a mobile network solutions company, CollabIP, Inc., a communications intelligence platform provider, Competitive Carriers Association, Bethany College and Clearwire. Mr. Elfman brings to our Board extensive knowledge of the telecommunications and wireless data and cellular industries, particularly with respect to large wireless providers.

Ms. Keddy joined the Board in 2022. She has nearly three decades of industry experience, including in senior executive roles, currently serving as Vice President, Global Technology Standards at Cisco, a worldwide technology leader, where she is focused on current and emerging technology areas, including AI, data, and network areas. Prior to joining Cisco in January 2025, Ms. Keddy served as Chief Executive Officer of Henna Business Services, LLC, a consulting firm specializing in strategy, innovation and execution with a focus on private market and startup companies. Her consultancy practice followed more than 23 years of service in various roles at Intel Corporation, a Fortune 50 company, most recently serving as Intel’s Corporate Vice President and General Manager, Next Generation Systems and Standards from 2019 until her retirement from the company in 2023. Ms. Keddy is a business innovation leader, technology futurist and patent-holder. Ms. Keddy has spent her career building enterprise and consumer systems and defining policies to transform working and living environments. Ms. Keddy served as a pivotal force, including serving as Intel’s 5G Executive Sponsor, in leading the creation of 5G and Wi-Fi market opportunities for Intel using incubation efforts, product development, industry forums, standards creation, ecosystem enablement, and policy governance. Ms. Keddy is a highly networked industry thought leader, and a global spokesperson providing insights to government agencies, the media, analysts, academia, and investors. She has served as a representative before Congress and other international government agencies, including testimonies to the U.S. Senate on 5G. Ms. Keddy helped establish Intel as a leader within key wireless, industrial, and edge standards bodies, and multiple industry fora, such as the 3GPP, IEEE, Wi-Fi Alliance, ETSI and Open-RAN. Ms. Keddy holds a Bachelor of Science degree in computer engineering from Mumbai University and a Master of Science degree in computer science from Clemson University. She completed the Intel Executive Accelerator Program at Stanford University Graduate School of Business and has earned the NACD Directorship Certification from the National Association of Corporate Directors. Ms. Keddy brings to the Smith Micro Board extensive industry expertise and in-depth insight into the wireless industry across the entire ecosystem, spanning a near three-decade career of technology, business, and operational leadership experience including in consumer, enterprise, and IOT markets.

Continuing Directors with Terms Ending at the 2028 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Andrew Arno (1)	66	Director
Samuel Gulko (2)	94	Director

(1)	Member of the Governance and Nominating and Mergers and Acquisitions Committees
(2)	Member of Audit and Compensation Committees

Mr. Arno joined our Board of Directors in 2011 and has more than 30 years of experience handling a wide range of corporate and financial matters, primarily including work as an investment banker and strategic advisor to emerging growth companies. Mr. Arno currently serves as a managing member of Unterberg Legacy, LLC, a merchant bank and multi-family office, where he has served since 2023. He previously served, from 2015 to 2023, as vice chairman of Special Equities Group, LLC, a privately held investment banking firm affiliated with Dawson James Securities Inc. and previously affiliated with Bradley Woods & Co. Ltd. and Chardan Capital Markets LLC. From 2013 until 2015, Mr. Arno served as managing director of Emerging Growth Equities, an investment banking firm, and was previously president of LOMUSA Limited, an investment banking firm. Earlier in his career, Mr. Arno served as vice chairman and chief marketing officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also vice chairman and head of the equity capital markets division of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of IMDX Insight Molecular Diagnostic, Inc. (IMDX), a precision diagnostics company, where he serves as chairman; XXII Century Group (XXII), a biotechnology company; Catheter Precision, Inc. (VTAK), a medical device company; Independa, Inc., a privately held software company; and ComHear Inc., a privately held audio technology R&D company, where he serves as chairman. Mr. Arno received a Bachelor of Science degree from George Washington University. Mr. Arno brings to the Board valuable understanding of public markets, significant experience in investment matters, and a keen understanding of stockholder perspectives as it relates to enhancing value for our stakeholders.

Mr. Gulko became a director in 2004 and has extensive experience and expertise in financial and accounting matters. Since 2002, he has provided tax and consulting services on a part-time basis to a limited number of clients. From 1996 until his retirement in 2002, Mr. Gulko served as the Chief Financial Officer, and as the Vice President of Finance, Secretary and Treasurer of Neotherapeutics, Inc., a publicly traded biotechnology company (now known as Spectrum Pharmaceuticals, Inc.). During this same period, he also served as a member of the board of directors of Neotherapeutics, Inc. Earlier in his career, Mr. Gulko was self-employed as a certified public accountant and business consultant, as well as the part time chief financial officer of several privately-owned companies, and previously served as a partner in the audit practice of Ernst & Young LLP, an accounting and business services firm. Mr. Gulko holds a Bachelor of Science degree in Accounting from the University of Southern California. Mr. Gulko brings to our Board extensive qualifications and experience in finance and public accounting, including his prior service as an audit partner at Ernst & Young LLP and as the CFO of a publicly traded company.

PROPOSAL 2:

ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”). At our 2023 Annual Meeting of Stockholders, our Board of Directors recommended, and our stockholders voted on an advisory basis, to conduct this vote annually. Since the vote on this compensation program is advisory in nature, it will not affect any compensation already awarded to any named executive officer and will not be binding on or overrule any decisions made by the Compensation Committee or the Board with respect to compensation to be awarded in the future. The vote on this resolution is not intended to address any specific element of compensation. Rather, this vote relates to the totality of the compensation of our named executive officers as described in this proxy statement.

The Compensation Committee annually reviews named executive officer compensation. As discussed in the narrative under the heading “Executive Compensation” beginning on page [47] of this proxy statement, our compensation program is designed to align executive pay with Company performance, and we seek to closely align the interests of our named executive officers with the interests of our stockholders.

The Compensation Committee and the Board will consider the results of this advisory vote when formulating future executive compensation policy. As such, your vote will serve as an additional tool to guide the Compensation Committee and the Board in continuing to align the Company’s executive compensation program with the interests of the Company and its stockholders. Your vote will also guide the Compensation Committee and the Board to ensure that our executive compensation program is consistent with our commitment to high standards of corporate governance.

We ask our stockholders to vote on the following resolution at the Annual Meeting:

"RESOLVED, that the Company’s stockholders approve on an advisory basis the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative disclosure contained therein."

Vote Required for Approval and Recommendation of the Board of Directors

Approval of this non-binding, advisory resolution requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

SingerLewak LLP has been engaged as the Company’s independent registered public accounting firm since 2005. The Audit Committee has selected SingerLewak LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026 and has further directed that the selection of the independent auditors be submitted for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of SingerLewak LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of SingerLewak LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain SingerLewak LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. Representatives of SingerLewak LLP are not expected to be present at the Annual Meeting and accordingly will not have an opportunity to make a statement or be available to respond to questions from stockholders.

Principal Accounting Fees and Services

The following is a summary of the fees billed to Smith Micro by SingerLewak LLP for professional services rendered for the fiscal years ended December 31, 2024 and December 31, 2025:

Fee Category	Fiscal 2024 Fees	Fiscal 2025 Fees
Audit Fees	$489,436	$422,661
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Audit Fees: This category consists of fees billed for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees: This category consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

Tax Fees: This category consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting.

Vote Required for Approval and Recommendation of the Board of Directors

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is being sought to ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SINGERLEWAK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 4:

APPROVAL OF AMENDMENT TO

AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment (the “Equity Plan Amendment”) to the Company’s Amended and Restated Omnibus Equity Incentive Plan (the “Equity Plan”), which would increase the number of shares of Common Stock currently issuable under the Equity Plan by an additional three million shares and would amend the multiple for counting full value awards against the Equity Plan’s share reserve from 1.2 shares to one share per share covered by such awards.   The Equity Plan Amendment has been approved by the Company’s Board of Directors.

The Company is seeking to increase the number of shares under the Equity Plan to have a sufficient number of shares (and an appropriate buffer amount) to issue equity awards to new as well as current employees eligible to receive equity awards as part of their overall compensation packages, to provide the Company with sufficient flexibility to offer equity incentive compensation to employees in lieu of cash incentive compensation as appropriate, and to attract, incentivize and retain highly qualified employees. The Company’s Board of Directors has approved, subject to stockholder ratification and approval, the Equity Plan Amendment to increase the maximum number of shares of the Company’s Common Stock reserved under the Equity Plan (the “Share Reserve”) by three million shares to a total of 10,578,125 shares. As of March 31, 2026, there were 1,571,175 remaining shares available for issuance under the Equity Plan.

Pursuant to the Equity Plan Amendment, the Company is also seeking to amend the multiple for counting full value awards against the Share Reserve. The Equity Plan currently provides that, for purposes of counting the number of shares remaining available for future grants, any award that is a full value award shall be debited against the Share Reserve as 1.2 shares for each share subject to such full value award. The Equity Plan Amendment would change this multiple from 1.2 shares to one share, such that each share subject to a full value award would be counted against the Share Reserve on a one-for-one basis (for example, a full value award of 100 shares would reduce the shares available for future grants by 100 shares). As used herein, a “full value award” means any award under the Equity Plan that is settled in shares, other than an option or stock appreciation right, including any restricted stock award, performance stock award, dividend equivalent right or restricted stock unit award, in each case, to the extent settled in shares.

The following table sets forth certain information about awards currently outstanding under the Equity Plan:

Amended and Restated Omnibus Equity Incentive Plan	As of March 31, 2026
Total Stock Options Outstanding	41,723
Total Restricted Stock Awards Outstanding (unvested shares remaining)	726,219
Weighted-Average Exercise Price of Stock Options Outstanding ($)	3.89
Weighted-Average Remaining Duration (yrs) of Stock Options Outstanding	8.62
Total Shares Available for Grant under the Equity Plan	1,571,175
Total Common Stock Outstanding	25,609,766

The closing price of the Company’s Common Stock on March 31, 2026 was $0.7196 per share.

The ratification and approval of the Equity Plan Amendment is not anticipated to have any effect on the benefits to be received by the Company’s employees and officers under the Equity Plan.

Vote Required for Approval and Recommendation of the Board of Directors

Approval of the Equity Plan Amendment proposal requires the affirmative vote of a majority of votes cast on such proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE EQUITY PLAN AMENDMENT AS DESCRIBED HEREIN.

Summary of Material Features of the Equity Plan

Administration. The Equity Plan is administered by the Compensation Committee of the Board of Directors (the “Plan Committee”) consisting of persons who are each (i) “Outside Directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) “Non-Employee Directors” within the meaning of Rule 16b-3 of the Exchange Act, and (iii) “independent” for purposes of any applicable listing requirements. Notwithstanding the foregoing, a committee consisting of one or more persons who do not qualify as Outside Directors may be delegated authority to grant awards to eligible persons who are not “covered employees” (within the meaning of Section 162(m) of the Code, and who are not expected to be “covered employees” at the time of recognition of income resulting from such award) or with respect to whom we wish to comply with the requirements of Section 162(m) of the Code. Further, a committee consisting of one or more persons who are not Non-Employee Directors may be delegated authority to grant awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Plan Committee is eligible to receive an award under the Equity Plan, such Plan Committee member shall have no authority with respect to his or her own award. Among other things, the Plan Committee has complete discretion, subject to the terms of the Equity Plan, to determine the employees, non-employee directors and non-employee consultants to be granted awards under the Equity Plan, the type of awards to be granted, the number of shares subject to each award, the exercise price under each option and the base price for each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, the value of the shares underlying the award, and the required withholdings, if any. The Plan Committee is also authorized to construe the award agreements and may prescribe rules relating to the Equity Plan.

Grant of Awards; Shares Available for Awards. The Equity Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares, restricted shares, restricted stock units (“RSUs”), performance stock and units, SARs, tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely Company employees or employees of the Company’s subsidiaries are eligible for ISO awards). Prior to the adoption of the Equity Plan Amendment, a total of 7,578,125 shares are currently reserved for issuance under the Equity Plan.  Prior to the adoption of the Equity Plan Amendment, shares awarded as restricted stock, RSUs, performance stock, or dividend equivalent rights, which convey the full value of the shares subject to the award, are counted against the available share pool as 1.2 shares for every one share awarded, while options and SARs count as one share for every share awarded. To the extent that an award (or portion of an award) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall be deemed not to have been issued for purposes of determining the maximum aggregate shares which may be issued under the Equity Plan and shall again be available for the grant of a new award. However, shares not issued or delivered as a result of the net settlement of an SAR or option, shares used to pay the exercise price or withholding taxes related to an award and shares repurchased on the open market with the proceeds from the exercise of any option will not be available for future issuance under the Equity Plan.

The Equity Plan will continue in effect, unless sooner terminated, until June 18, 2034, which is the tenth (10th) anniversary of the date on which it was approved by the stockholders (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the Equity Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Equity Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted. The maximum value of awards that may be granted under the Equity Plan to any non-employee director during any fiscal year is $500,000, subject to certain limited exceptions.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the Equity Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Options. The term of each stock option shall be as specified in the option agreement; provided, however, that no option shall be exercisable after the expiration of ten (10) years from the date of its grant (five (5) years for an employee who is a ten percent stockholder). The Equity Plan expressly prohibits the re-pricing of options (including the cancellation and re-grant of outstanding options) without prior stockholder approval. The Equity Plan also requires a minimum vesting period of one year before any portion of a stock option award will be vested. The price at which a share may be purchased upon exercise of a stock option shall not be less than the fair market value of a share on the date such stock option is granted and shall be subject to adjustment as provided in the Equity Plan. The Plan Committee or the Board of Directors shall determine the time or times at which, or the circumstances under which, a stock option may be exercised in whole or in part, the time or times at which options shall cease to be or become exercisable following termination of the stock option holder’s employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by or forms in which shares will be delivered or deemed to be delivered to participants who exercise stock options.  Options which are ISOs shall comply in all respects with Section 422 of the Code.

Unrestricted Stock Awards. Pursuant to the terms of the applicable unrestricted stock award agreement, an unrestricted stock award is the award or sale of shares to employees, non-employee directors or non-employee consultants, which are not subject to transfer restrictions in consideration for past services rendered to the Company or any of its subsidiaries or for other valid consideration.

Restricted Stock Awards. Restricted stock awards shall include such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards. A restricted stock unit (“RSU”) award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable RSU award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. The Plan Committee has discretion to prescribe additional terms and conditions or restrictions. The holder of a RSU shall be entitled to receive a cash payment equal to the fair market value of a share, or one (1) share, as determined and as set forth in the RSU award agreement, for each RSU subject to such RSU award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the RSU first becomes vested, unless otherwise structured to comply with Code Section 409A.

Performance Stock Awards. A performance stock award provides for the distribution of shares (or cash equal to the fair market value of shares) to the holder upon the satisfaction of predetermined individual and/or Company goals or objectives. The Plan Committee shall set forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) required to be satisfied before the holder would become entitled to the receipt of shares (or cash equal to the fair market value of shares) pursuant to such holder’s performance stock award and the number of shares of shares subject to such performance stock award. The vesting restrictions under any performance stock award shall constitute a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of our fiscal year to which such goals and objectives relate, unless otherwise structured to comply with Code Section 409A. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance stock award shall have no rights as a stockholder until such time, if any, as the holder receives shares pursuant to the performance stock award.

Performance Unit Awards. A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or Company (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to payment, the number of units awarded to the holder and the dollar value assigned to each such unit. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance unit shall be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or the Company satisfies (or partially satisfies, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Stock Appreciation Rights. A stock appreciation right (“SAR”) provides the participant to whom it is granted the right to receive, upon its exercise, cash or shares equal to the excess of (A) the fair market value of the number of shares subject to the SAR on the date of exercise, over (B) the product of the number of shares subject to the SAR multiplied by the base value for the SAR, as determined by the Plan Committee or the Board of Directors. The Plan Committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Plan Committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant, and each SAR shall have a minimum vesting period of one year before any portion of an award will be vested. A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the shares under the related option. If the Plan Committee grants a SAR which is intended to be a tandem SAR, the tandem SAR shall be granted at the same time as the related option and additional restrictions apply. The Equity Plan expressly prohibits the re-pricing of SARs (including the cancellation and re-grant of outstanding SARs) without prior stockholder approval.

Distribution Equivalent Rights. A distribution equivalent right entitles the holder to receive bookkeeping credits, cash payments and/or share distributions equal in amount to the distributions that would be made to the holder had the holder held a specified number of shares during the period the holder held the distribution equivalent rights. The Plan Committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such award becomes vested, the distribution of such cash or shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the holder’s interest in the award vests, unless otherwise structured to comply with Code Section 409A. Distribution equivalent rights awards may be settled in cash or in shares, as set forth in the applicable distribution equivalent rights award agreement. A distribution equivalent rights award may, but need not be, awarded in tandem with another award (but not an option or SAR award), whereby, if so awarded, such distribution equivalent rights award shall expire, terminate or be forfeited by the holder, as applicable, under the same conditions as under such other award. The distribution equivalent rights award agreement for a distribution equivalent rights award may provide for the crediting of interest on a distribution equivalent rights award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited and vested), at a rate set forth in the applicable distribution equivalent rights award agreement, on the amount of cash payable thereunder.

Recapitalization or Reorganization. Subject to certain restrictions, the Equity Plan provides for the adjustment of shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares underlying such an award, the Company would undertake a subdivision or consolidation of our shares or payment of a stock dividend on shares without receipt of consideration. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of shares then covered by such award, the number and class of shares and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of shares then covered by such award. The Equity Plan also provides for the adjustment of shares underlying awards previously granted in the event of changes to the outstanding shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.

Amendment and Termination. The Equity Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the effective date of the Equity Plan (except as to awards outstanding on that date). The Board of Directors may terminate the Equity Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Equity Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the Equity Plan or any part thereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of our stockholders at which a quorum representing forty percent (40%) of our shares entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Equity Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Equity Plan, materially increase the number of shares subject to the Equity Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein. In addition, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required in order to cause the benefits under the Equity Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to cause the Equity Plan and/or Award to be exempt from or comply with Section 409A of the Code).

Certain U.S. Federal Income Tax Consequences of the Equity Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Equity Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, RSU, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously acquired shares. This summary assumes that U.S. Participants will hold their shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Equity Plan, or shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Equity Plan or shares issued thereunder pursuant to the Equity Plan.

Nonstatutory Stock Options. A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the shares were held. The capital gain (or loss) will be short-term if the shares are disposed of within one year after the NQSO is exercised and long-term if the shares are held more than 12 months as of the sale date. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

Incentive Stock Options. A U.S. Participant generally does not recognize ordinary taxable income upon the grant or the exercise, of an ISO; provided, however, upon the exercise of an ISO the excess of the fair market value of the shares received under the ISO over the exercise price is an item of tax preference for purposes of calculating a U.S. Participant’s alternative minimum tax. If a U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant (the “ISO Holding Period”), a U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the ISO Holding Period, the U.S. Participant will recognize ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to a corresponding tax deduction of such amount.

Stock Appreciation Rights. A U.S. Participant generally does not recognize income upon the grant of a SAR. A U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a corresponding tax deduction of such amount.

Performance Awards, Performance Shares, Restricted Stock Units, Unrestricted Stock Award and Dividend Equivalents. A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, RSU award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of shares is received thereunder. At such time, a U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to a corresponding tax deduction of such amount.

Restricted Stock. A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares at the time of grant. The Company generally will be entitled to a corresponding tax deduction at the same time and in the same amount as the income that is required to be recognized by a U.S. Participant.

Internal Revenue Code Section 409A. Awards under the Equity Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code.  Generally, to the extent that any such award fails to meet the requirements of Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation, interest and tax penalties in the year the award vests.  While awards issued under the Equity Plan are intended to be structured and administered in a manner that complies with the requirements of Section 409A of the Code (or an exception thereto), no assurance can be given that compensation will, in fact, satisfy the requirements of Section 409A (or an exception thereto).

Limitation on Deduction; Consequences of Change in Control.  Section 162(m) of the Code generally places a $1 million limit on the amount of compensation the Company can deduct in any one year for certain executive officers and certain former executive officers. Historically, the $1 million deduction limit generally has not applied to compensation that qualifies as performance-based compensation under Section 162(m). Effective for taxable years beginning on or after January 1, 2018, the exemption for qualified performance-based compensation under Section 162(m) has been repealed, such that compensation in excess of $1 million paid to any individual who served in 2017 or any later year as the Company’s principal executive officer (PEO), principal financial officer (PFO), or one of the Company’s other three most highly compensated executive officers will generally not be deductible. Additionally, beginning on or after January 1, 2027, the American Rescue Plan Act of 2021 expands the applicability of Section 162(m) to also include the next five highest paid corporate officers so that the total number of covered employees subject to the $1 million deduction limitation will be at least 10. It is possible the compensation attributable to awards under the Equity Plan may cause this limitation to be exceeded in any particular year. While the Compensation Committee considers tax deductibility as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.

In addition, if a “change in control” of the Company causes compensation under the Company’s incentive plans, including awards under the Equity Plan, to accelerate vesting or result in the attainment of performance goals, U.S. Participants could, in some cases, be considered to have received “parachute payments.” If so, any such participant could be subject to a 20% excise tax under Section 4999 of the Code on the amount of “excess parachute payments” received and the Company’s tax deduction could be disallowed under Section 280G of the Code.

Summary Conclusion

Our Board of Directors is requesting this vote by the stockholders to approve the Equity Plan Amendment to increase of the number of shares available for issuance under the Equity Plan by an additional three million shares and to reduce the multiple for counting full value awards against the Share Reserve from 1.2 shares to one share per share covered by such an award. If the stockholders do not approve the Equity Plan Amendment, the Equity Plan will continue in effect pursuant to its current terms and conditions, and we may continue to grant awards under the Equity Plan, subject to its terms, conditions and limitations. The increase in shares reserved for issuance under the Equity Plan and the decrease in the multiple for counting full value awards against the Share Reserve will be the only material changes to the existing Equity Plan resulting from the stockholders’ approval of the Equity Plan Amendment.  Stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the proposal to approve the Equity Plan Amendment. Additionally, stockholders are directed to the full text of the Equity Plan Amendment, which is attached as Appendix A to this proxy statement, as any summary or description of the Equity Plan Amendment contained herein is qualified in its entirety by reference to Appendix A. Further, the foregoing summary of certain provisions of the existing Equity Plan is qualified in its entirety by reference to the complete text of the Equity Plan, as amended. A copy of the original Equity Plan is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 9, 2024, as amended by that certain amendment attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 23, 2025. Capitalized terms not otherwise defined in this proposal shall have the meaning ascribed to them in the Equity Plan.

PROPOSAL 5:

NASDAQ PROPOSAL I:

APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE COMMON WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THOSE CERTAIN NOTE PURCHASE AGREEMENTS, DATED SEPTEMBER 11, 2025 AND SEPTEMBER 29, 2025, IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING

Background

We are asking our stockholders to approve a proposal (“Nasdaq Proposal I”) relating to the issuance by the Company of shares of company Common Stock that would permit the Company to issue 20% or more of our common stock, which were outstanding at the time of the closing of the issuance of the Common Warrants pursuant to the Note Purchase Agreements (as defined below), upon the exercise of the Common Warrants which were issued to the Purchasers (as defined below) pursuant to the terms of the Note Purchase Agreements.

On September 11, 2025 and September 29, 2025, pursuant to a private placement transaction, we entered into note purchase agreements (the “Note Purchase Agreements”) with certain accredited investors (the “Purchasers”) relating to the issuance of secured notes in the aggregate principal amount of $1,194,736, together with unregistered Common Warrants to purchase up to an aggregate of 1,650,405 shares of common stock (the “Warrant Shares”), subject to adjustment as described below (collectively, the “Private Placement”). Each unregistered Common Warrant had an initial exercise price of either $0.73 or $0.74 per share, is exercisable beginning on the sixth month anniversary of issuance and will expire on the five year anniversary of the date the Common Warrants become exercisable. The Common Warrants contain a “full-ratchet” anti-dilution adjustment, such that the exercise price will be adjusted if the Company issues shares of Common Stock (or common stock equivalents) at a price below the exercise price of the Common Warrant. The number of shares issuable upon exercise of such shares will then be proportionately adjusted. Additionally, in the event of a reverse stock split, the exercise price of each Common Warrant is subject to adjustment (along with a proportionate adjustment in the number of shares) if the market price of our Common Stock is less than the exercise price of the Common Warrant (after giving effect to the split) during a period before and after the effective date of the reverse split (the anti-dilution adjustment and the reverse stock split adjustment are collectively, referred to herein as the “Warrant Adjustments”).

Since the Warrant Adjustments could result in the Company issuing more than 19.9% of the Company’s outstanding shares of Common Stock, in accordance with applicable Nasdaq guidance, no Warrant Adjustments will be made unless and until the stockholders of the Company have approved the Warrant Adjustments.

We expect to use any net proceeds received by us in connection with the exercise of the Common Warrants for working capital and general corporate purposes.

Summary of the Common Warrants

Each unregistered Common Warrant had an initial exercise price of either $0.73 or $0.74 per share, is exercisable on the sixth month anniversary of the issuance date of the Common Warrant, subject to certain ownership limitations described in the Common Warrant and will expire on the five-year anniversary of the initial exercise date of the Common Warrant. The Common Warrants contain a “full-ratchet” anti-dilution adjustment, such that the exercise price will be adjusted if the Company issues shares of Common Stock (or common stock equivalents) at a price below the exercise price of the Common Warrant. The number of shares issuable upon exercise of such shares will then be proportionately adjusted. Additionally, in the event of a reverse stock split, the exercise price of each Common Warrant is subject to adjustment (along with a proportionate adjustment in the number of shares) if the market price of our Common Stock is less than the exercise price of the Common Warrant (after giving effect to the split) during a period before and after the effective date of the reverse split. There is no established trading market for the Common Warrants, and we do not expect a market to develop. We do not intend to apply for a listing of the Common Warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Common Warrants will be limited.

We have agreed to seek approval of the Warrant Adjustments that would permit the issuance of greater than 19.9% of the Company’s Common Stock pursuant to the Common Warrants by June 30, 2026. Additionally, if we do not obtain approval of the Nasdaq Proposal I at this Annual Meeting of our stockholders, we will call an additional stockholder meeting within ninety (90) days of this Annual Meeting and then every six months thereafter until we obtain such approval. We also agreed to prepare and file a registration statement with the SEC for the purpose of registering the resale of shares of Common Stock underlying the Common Warrants, which registration statement was declared effective by the SEC on December 12, 2025.

As noted above, the terms of the Common Warrants prohibit the Company from implementing any Warrant Adjustments until stockholder approval is obtained. If stockholder approval is obtained, due to dilutive issuances by the Company following the issuance of the Common Warrants, the exercise price of the Common Warrants will be reduced to $0.6708 per share and the aggregate number of shares of Common Stock underlying the Common Warrants will be increased from 1,650,405 to 1,802,126.

This discussion of the Common Warrants is a summary only and is qualified in its entirety by reference to the text of the form of Common Warrant, which is attached as Appendix B to this proxy statement.

Reasons for the Nasdaq Proposal

Our Common Stock is listed on Nasdaq Capital Market and, as such, we are subject to the listing rules of the Nasdaq Stock Market, LLC (“Nasdaq”). Nasdaq Listing Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” To comply with the Nasdaq 20% Rule and to satisfy conditions under the Common Warrants, we are seeking stockholder approval to approve the Warrant Adjustments and permit the potential issuance of more than 20% of our outstanding Common Stock upon exercise of the Common Warrants.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of Common Stock or securities convertible into or exchangeable for Common Stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the Common Stock or voting power of the issuer outstanding before the transaction.

Since the number of shares issuable upon exercise of the Common Warrants is subject to adjustment in certain instances, including pursuant to the Warrant Adjustments, the aggregate number of shares of Common Stock issuable upon the exercise of the Common Warrants could potentially exceed 20% of our outstanding Common Stock on the date we issued the Common Warrants. Therefore, the prohibition on implementing the Warrant Adjustments was added to the provisions of the Common Warrants, which restrict the exercise price from being adjusted and the number of shares of Common Stock issuable upon exercise of the Common Warrants from being increased, in order to prevent the issuance of greater than 19.9% of our outstanding Common Stock on the date we issued the Common Warrants.

To meet the requirements of the Nasdaq 20% Rule, we need stockholder approval under the Nasdaq Listing Rules to permit the Warrant Adjustments and to permit the potential issuance of more than 20% of our outstanding Common Stock upon exercise of the Common Warrants.

Possible Effects if Nasdaq Proposal I is Approved

If our stockholders approve Nasdaq Proposal I, we will eliminate the prohibition on implementing the Warrant Adjustments pursuant to the Common Warrants and therefore potentially issue shares of Common Stock upon the exercise of the Common Warrants that could exceed 20% of our issued and outstanding shares of Common Stock as of the date we issued the Common Warrants.

Dilution

If Nasdaq Proposal I is approved and the number of shares issuable upon exercise of the Common Warrants is materially adjusted in accordance with the terms of the Common Warrants and the Purchasers elect to exercise the Common Warrants in full based on those adjustments, current stockholders may experience significant dilution of their current equity ownership in the Company. Currently, the Common Warrants are exercisable for 1,650,405 shares of Common Stock at an exercise price of either $0.73 or $0.74 per share. However, if Nasdaq Proposal I is approved, the Common Warrants will be immediately adjusted such that the exercise price will be reduced to $0.6708 per share and the number of shares of Common Stock for which the Common Warrants will be exercisable will be increased to 1,802,126. If the exercise price of the Common Warrants is further adjusted below $0.6708 per share and the number of shares issuable upon exercise of the Common Warrants is proportionately increased, then the Company could potentially issue substantially more shares of Common Stock. As a result of any such exercise, our existing stockholders would own a smaller percentage of our outstanding shares of Common Stock and, accordingly a smaller percentage interest in the voting power, liquidation value, and book value of the shares of Common Stock. However, there is no guarantee the Purchasers will exercise the Common Warrants.

Improved Capital Levels and Reserves

If the Purchasers were to exercise for cash the Common Warrants for the full number of shares, the proceeds we would receive from the exercise of the Common Warrants would equal approximately $1.2 million and would strengthen our balance sheet, increase our capital levels and reserves, and further enhance our ability to execute our business plan while pursuing opportunities for further growth. However, there is no guarantee the Purchasers will exercise the Common Warrants.

Valuable Investors

The Purchasers have previously invested in the Company, and we believe each Purchaser’s continued willingness to invest in the Company is valuable, particularly given our present financial condition and the anticipated timing of future revenue growth.

Possible Effects if Nasdaq Proposal I is Not Approved

Under the terms of the Common Warrants, we have agreed that if we do not obtain approval of Nasdaq Proposal I at the Annual Meeting of our stockholders, we will call an additional stockholder meeting within ninety (90) days thereafter and then every six months thereafter until we obtain such approval. This could result in us seeking stockholder approval every six months for five years. The costs and expenses associated with seeking such approval could be material. In addition, several further significant consequences could follow, which could materially affect the company’s financial condition, stability, and future operations, including the following.

Possible Limited Participation in Future Financings by the Purchasers

If Nasdaq Proposal I is not approved, the Purchasers may be less likely to participate in a meaningful way in future capital raising activities of the Company.

Diminished Capital Levels and Liquidity

If Nasdaq Proposal I is not approved, the exercise price of the Common Warrants would remain at either $0.73 or $0.74 per share, which could restrict the Purchaser’s willingness to exercise the Common Warrants, and could cause the Company to lose a meaningful source of potential funding. The lack of this potential source of funding would deny the Company the enhanced ability to execute our business plan while pursuing opportunities for further growth that this funding would provide.

Without the potential funding from the exercise of the Common Warrants, in the event our liquidity and capital resources face additional strain, the Company may be required to implement financial measures, such as cash conservation, reducing or delaying key expenditures, or scaling back certain aspects of our operations or anticipated growth initiatives, including additional workforce reductions, all of which could negatively impact our business.

Need for Alternative Financing

If Nasdaq Proposal I is not approved, the Common Warrants may not serve as a meaningful source of potential capital to the Company, and the Company may need to seek alternative sources of financing to meet its operational and strategic needs. Such alternative sources of financing may be on terms that are less desirable than the terms of the Common Warrants. This might involve exploring alternative debt or equity financing options. However, there is no assurance that such financing would be available on commercially reasonable terms, or that it would be available at all. The inability to secure alternative financing could place the Company at a competitive and strategic disadvantage, limit its ability to capitalize on growth opportunities, and materially adversely affect the Company’s financial condition, including causing the Company to implement financial measures discussed above.

If alternative equity financing is pursued, it may involve issuing shares of our Common Stock at a potentially lower price than the exercise price of the Common Warrants, resulting in greater dilution to existing stockholders. Furthermore, any debt financing that we may obtain may come with high interest rates and restrictive covenants, increasing the Company’s cost of capital and restricting its operational flexibility.

Securities Law Matters

Nasdaq Proposal I, together with the other disclosures contained in this proxy statement, is neither an offer to sell nor a solicitation of an offer to buy any of our securities. The issuance and sale of the Common Warrants were, and the shares of our Common Stock issuable upon exercise of the Common Warrants in accordance with the terms of the Common Warrants will be, exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law, under our Amended and Restated Certificate of Incorporation, as amended, or under our Amended and Restated Bylaws with respect to Nasdaq Proposal I, and we will not independently provide stockholders with any such rights.

Vote Required for Approval and Recommendation of the Board of Directors

Approval of Nasdaq Proposal I requires that a majority of the votes cast on the proposal vote for approval. Abstentions and broker non-votes will have no effect on the outcome of Nasdaq Proposal I, because they are not votes cast.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR  APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE COMMON WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF NOTE PURCHASE AGREEMENTS, DATED SEPTEMBER 11, 2025 AND SEPTEMBER 29, 2025, IN AMOUNTS THAT MAY EQUAL OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING.

PROPOSAL 6:

NASDAQ PROPOSAL II:

APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(C) AND (D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE COMMON WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED NOVEMBER 5, 2025

Background

We are asking our stockholders to approve a proposal (“Nasdaq Proposal II”) relating to the issuance by the Company of shares of company Common Stock that would permit the Company to issue shares of our common stock pursuant to the Purchase Agreement (as defined below), upon the exercise of the Common Warrants which were issued to an affiliate of William W. Smith, our Executive Chairman (and CEO at the time of the transaction) (the “Affiliated Investor”), pursuant to the terms of the Purchase Agreement.

On November 5, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with the Affiliated Investor relating to a private placement (the “Private Placement”) of 2,236,136 shares of the Company’s Common Stock at a price per share of $0.6708 per share, together with common warrants to purchase up to an aggregate of 2,236,136 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.6708 per share (the “November Warrants”). Concurrently with the Private Placement, the Company consummated a registered direct offering and sale of an aggregate of 1,714,373 shares of our Common Stock at an offering price of $0.6708 per share of Common Stock (the “RDO” and together with the Private Placement, the “November Offerings”), together with warrants to purchase up to 1,714,373 shares of Common Stock of the Company (the “RDO Warrants”). Pursuant to the RDO, the shares of Common Stock were offered by the Company pursuant to a prospectus supplement dated November 5, 2025, and accompanying prospectus dated May 16, 2025, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-287029), which was declared effective by the Securities and Exchange Commission on May 16, 2025. The RDO Warrants were exercisable on the sixth month anniversary of their issuance and expire on the five-year anniversary of the initial exercise date. The November Warrants are not exercisable unless and until the stockholders of the Company approve Nasdaq Proposal II.

Because no separate consideration was paid for the November Warrants, the shares of Common Stock issued to the Affiliated Purchaser pursuant to the Purchase Agreement may be deemed issued at a discount to the then market value of the Common Stock and therefore, may be deemed compensatory in nature. Additionally, the exercisability of the November Warrants may cause the Company to issue more than 19.9% of the Company’s outstanding shares of Common Stock pursuant to the November Offerings. The potential compensatory nature of the Private Placement transaction and the potential issuance of more than 19.9% of the Company’s outstanding Common Stock caused by the exercisability of the November Warrants requires stockholder approval in accordance with Nasdaq listing standards.

We expect to use any net proceeds received by us in connection with any exercise of the November Warrants for working capital and general corporate purposes.

Summary of the Purchase Agreement

The Purchase Agreement contains representations, warranties, and covenants made by the Company and the Affiliated Purchaser that are customary for transactions of this type. Under the Purchase Agreement, we have agreed to hold a meeting of the stockholders for the purpose of approving Nasdaq Proposal II on or before June 30, 2026. If we do not obtain approval of Nasdaq Proposal II at this Annual Meeting of our stockholders, we will call an additional stockholder meeting within ninety (90) days of this Annual Meeting and then every six months thereafter until we obtain such approval. We also agreed to prepare and file a registration statement with the SEC for the purpose of registering the resale of shares of Common Stock underlying the Common Warrants, which registration statement was declared effective by the SEC on December 12, 2025.

This discussion of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which is attached as Appendix C to this proxy statement.

Summary of the November Warrants

Each unregistered November Warrant had an initial exercise price of $0.6708 per share and becomes exercisable on the date the stockholders of the Company approve the November Warrants. The November Warrants will expire on the five-year anniversary of date such November Warrants become exercisable. There is no established trading market for the November Warrants, and we do not expect a market to develop. We do not intend to apply for a listing of the November Warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the November Warrants will be limited.

This discussion of the November Warrants is a summary only and is qualified in its entirety by reference to the text of the form of November Warrant, which is attached as Exhibit A to Appendix C to this proxy statement.

Reasons for the Nasdaq Proposal

Our Common Stock is listed on Nasdaq and, as such, we are subject to Nasdaq listing rules. Pursuant to Nasdaq Listing Rule 5635(c), stockholder approval is required prior to the issuance of securities to officers, directors, employees, or consultants of the Company when such issuance is compensatory in nature. Because the issuance of the November Warrants may cause the Common Stock issued in the Private Placement to be deemed by Nasdaq to be issued at a discount, Nasdaq rules may treat such issuance as compensatory in nature, thus requiring stockholder approval. Additionally, in accordance with Nasdaq Listing Rule 5635(d), referred to as the “Nasdaq 20% Rule,” we are seeking stockholder approval to permit the potential issuance of more than 20% of our outstanding Common Stock upon exercise of the November Warrants, after taking into consideration applicable securities issued or issuable in connection with the November Offerings.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of Common Stock or securities convertible into or exchangeable for Common Stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the Common Stock or voting power of the issuer outstanding before the transaction. Since the number of shares issuable upon exercise of the November Warrants, after taking into consideration applicable securities issued pursuant to the November Offerings, would exceed 20% of our outstanding Common Stock on the date we issued closed the November Offerings, we are required to seek stockholder approval under applicable Nasdaq rules.

Possible Effects if Nasdaq Proposal II is Approved

If our stockholders approve Nasdaq Proposal II, the November Warrants will become exercisable.

Dilution

If Nasdaq Proposal II is approved, the Affiliated Purchaser may exercise the November Warrants, which may cause additional dilution to the existing stockholders of the Company. The November Warrants are exercisable for 2,236,136 shares of Common Stock at an exercise price of $0.6708. As a result of any such exercise, our existing stockholders would own a smaller percentage of our outstanding shares of Common Stock and, accordingly a smaller percentage interest in the voting power, liquidation value, and book value of the shares of Common Stock. However, there is no guarantee the Affiliated Purchaser will exercise the November Warrants.

Improved Capital Levels and Reserves

If the Affiliated Purchaser were to exercise for cash the November Warrants for the full number of shares, the proceeds we would receive from the exercise of the November Warrants would equal approximately $1.5 million and would strengthen our balance sheet, increase our capital levels and reserves, and further enhance our ability to execute our business plan while pursuing opportunities for further growth. However, there is no guarantee the Affiliated Purchaser will exercise the November Warrants.

Valuable Investors

The Affiliated Purchaser has previously invested in the Company, and we believe such purchaser’s continued willingness to invest in the Company is valuable, particularly given our present financial condition and the anticipated timing of future revenue growth.

Possible Effects if the Nasdaq Proposal is Not Approved

Under the Purchase Agreement, we have agreed that if we do not obtain approval of Nasdaq Proposal II at this Annual Meeting of our stockholders, we will call an additional stockholder meeting within ninety (90) days thereafter and then every six months thereafter until we obtain such approval. This could result in us seeking stockholder approval every six months until stockholder approval is obtained. The costs and expenses associated with seeking such approval could be material. In addition, several further significant consequences could follow, which could materially affect the company’s financial condition, stability, and future operations, including the following.

Possible Limited Participation in Future Financings by the Affiliated Purchaser

If Nasdaq Proposal II is not approved, the Affiliated Purchaser may be less likely to participate in a meaningful way in future capital raising activities of the Company.

Diminished Capital Levels and Liquidity

If Nasdaq Proposal II is not approved, the outstanding November Warrants would remain unexercisable and the Company may lose a meaningful source of potential funding. The lack of this potential source of funding would deny the Company the enhanced ability to execute its business plan while pursuing opportunities for further growth that this funding would provide.

Without the potential funding from the exercise of the November Warrants, in the event our liquidity and capital resources face additional strain, the Company may be required to implement financial measures, such as cash conservation, reducing or delaying key expenditures, or scaling back certain aspects of our operations or anticipated growth initiatives, including additional workforce reductions, all of which could negatively impact our business.

Need for Alternative Financing

If Nasdaq Proposal II is not approved, the Common Warrants would not serve as a meaningful source of potential capital to the Company, and the Company may need to seek alternative sources of financing to meet its operational and strategic needs. Such alternative sources of financing may be on terms that are less desirable than the terms of the November Warrants. This might involve exploring alternative debt or equity financing options. However, there is no assurance that such financing would be available on commercially reasonable terms, or that it would be available at all. The inability to secure alternative financing could place the Company at a competitive and strategic disadvantage, limit its ability to capitalize on growth opportunities, and materially adversely affect the Company’s financial condition, including causing the Company to implement financial measures discussed above.

If alternative equity financing is pursued, it may involve issuing shares of our Common Stock at a potentially lower price than the exercise price of the November Warrants, resulting in greater dilution to existing stockholders. Furthermore, any debt financing that we may obtain may come with high interest rates and restrictive covenants, increasing the Company’s cost of capital and restricting its operational flexibility.

Securities Law Matters

Nasdaq Proposal II, together with the other disclosures contained in this proxy statement, is neither an offer to sell nor a solicitation of an offer to buy any of our securities. The issuance and sale of the November Warrants were, and the shares of our Common Stock issuable upon exercise of the November Warrants in accordance with the terms of the November Warrants and Purchase Agreement will be, exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law, under our Amended and Restated Certificate of Incorporation, as amended, or under our Amended and Restated Bylaws with respect to Nasdaq Proposal II, and we will not independently provide stockholders with any such rights.

Vote Required for Approval and Recommendation of the Board of Directors

Approval of Nasdaq Proposal II requires that a majority of the votes cast on the proposal vote for approval. Abstentions and broker non-votes will have no effect on the outcome of Nasdaq Proposal II, because they are not votes cast.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR  APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULES 5635(C) AND (D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE COMMON WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED NOVEMBER 5, 2025.

PROPOSAL 7:

REVERSE STOCK SPLIT PROPOSAL:

APPROVAL OF AN AMENDMENT TO

THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT
THE REVERSE STOCK SPLIT

Background

On March 31, 2026, subject to stockholder approval, the Company’s Board of Directors (the “Board”) approved an amendment (the “Charter Amendment”) to our amended and restated certificate of incorporation (our “Charter”) to, at the discretion of the Board, effect a reverse stock split of our Common Stock at a ratio of 1:3 to 1:10 (the “Reverse Stock Split”), with the exact ratio within such range to be determined by the Board at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market and to provide additional flexibility with respect to capital raising efforts and general corporate needs. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 10 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and our stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split, the expected stability of the per share price of the Common Stock following the Reverse Stock Split and the need to increase flexibility with respect to potential capital raising efforts. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will convene to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see below under the headings “Determination of the Reverse Stock Split Ratio” and “Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed Charter Amendment to effect the Reverse Stock Split is included as Appendix D to this Proxy Statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Charter Amendment is subject to revision to include such changes as may be required by the Office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the Charter Amendment is advisable and in the best interests of the Company and its stockholders and has submitted the Charter Amendment for consideration by our stockholders at this Annual Meeting.

Purpose and Effect of the Reverse Stock Split and Charter Amendment

We are submitting this proposal to our stockholders for approval to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market and to give the Company additional flexibility with respect to capital raising efforts. We believe increasing the trading price of our Common Stock may assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. The Board also believes that some potential employees are less likely to work for the Company if we have a low stock price or are no longer listed on the Nasdaq Capital Market, irrespective of the size of our overall market capitalization.

Additionally, since we are not adjusting the number of shares of Common Stock that the Company is authorized to issue, the Reserve Stock Split will have the benefit of increasing the number of shares of Common Stock the Company could issue. Currently, as of the Record Date, the Company has 100,000,000 authorized shares of Common Stock, of which [_____] are issued and outstanding and [_____] of which are reserved for issuance under outstanding equity awards or convertible securities or otherwise reserved for issuance under our equity incentive plan. Therefore, the Company currently has the ability to issue [_____] additional shares of Common Stock as of the Record Date. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

Nasdaq Requirement for Continued Listing. On the date of the mailing of this proxy statement, our Common Stock was listed on the Nasdaq Capital Market under the symbol “SMSI.” On June 23, 2025, the Company received a written notice from the staff of Nasdaq advising that the Company was not in compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) as a result of the closing bid price of the Company’s Common Stock having been below $1.00 for thirty consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted a period of 180 calendar days from the notification date, or until December 22, 2025, to regain compliance with the Minimum Bid Price Requirement. On December 23, 2025, the Company received a written notice from Nasdaq granting an additional 180 days, or until June 22, 2026, to regain compliance with the Minimum Bid Price Requirement. If at any time before June 22, 2026, the closing bid price of the Company’s Common Stock is at least $1.00 per share for a minimum of ten consecutive business days, unless Nasdaq exercises its discretion to extend this ten-day period, Nasdaq will provide written confirmation stating that the Company has achieved compliance with the Minimum Bid Price Requirement.

We believe that the Reverse Stock Split, if necessary, is currently our best option to meet the criteria to satisfy the Minimum Bid Price Requirement for continued listing on the Nasdaq Capital Market. On the Record Date, the last reported sale price of our Common Stock on the Nasdaq Capital Market was $[___] per share. A decrease in the number of issued shares of Common Stock resulting from the Reverse Stock Split should, absent other factors, cause the per share market price of our Common Stock to trade above the required price. However, we cannot provide any assurance that (i) we will regain compliance with the Minimum Bid Price Requirement, or other listing requirements, of the Nasdaq Capital Market or (ii) even if we do, that our minimum bid price would remain over the Minimum Bid Price Requirement of the Nasdaq Capital Market following the Reverse Stock Split. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on the Nasdaq Capital Market.

Increased Credibility and Investor Interest. In addition, as noted above, we believe that the Reverse Stock Split and the resulting anticipated increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. The Board believes that continued listing on the Nasdaq Capital Market provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of the Nasdaq Capital Market. If our common stock is delisted from the Nasdaq Capital Market, we cannot provide assurance that our Common Stock would be listed on another national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from the Nasdaq Capital Market, or even the issuance of a notice of potential delisting, could also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities, decrease securities analysts’ coverage of us or diminish investor, supplier and employee confidence.

A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Ability to meet Present Capital Needs and Future Anticipated Growth. As discussed below under the heading “Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance” the Reverse Stock Split will have the effect of increasing the number of shares of Common Stock that we have the ability to issue. The availability of additional shares of Common Stock may provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. The Reverse Stock Split may permit us to undertake certain of the foregoing actions without the delay and expense associated with holding a meeting of stockholders to obtain stockholder approval each time such an opportunity arises that would require the issuance of shares of Common Stock.

The Board believes it is important for the Company to maintain its flexibility in accessing the equity capital markets. As we have done in the past, we intend to raise capital through equity or debt financing to fund our current operations and support growth of our products. Such additional financing could take a variety of forms, including a private investment in our Common Stock or preferred stock, convertible debt securities or other debt financing, an at-the-market offering of our Common Stock, rights offering or other public offering of equity or debt securities. The availability of additional equity or debt financing will depend on the continued execution of our business plan, our ability to demonstrate a path to long-term profitable growth, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all.

The sale of additional equity would result in dilution to our stockholders, which could be significant. The incurrence of debt financing would result in additional debt service obligations and the instruments governing such debt could provide for restrictive operating and financial covenants, security interests on our assets, and other terms that could be adverse to our current stockholders and other stakeholders. Failure to raise additional capital through equity or debt financing could have a material adverse effect on our ability to meet our short and long-term liquidity needs and achieve our business objectives.

As previously noted, we do not intend to use the Reverse Stock Split as a part of or a first step in a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. There is no plan or contemplated plan by us to take ourselves private at the date of this Proxy Statement.

Employee Retention. The Board believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on the Nasdaq Capital Market. Accordingly, the Board believes that maintaining Nasdaq listing qualifications for our Common Stock can help attract, retain, and motivate employees.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Result in an Increased Price of our Common Stock over the Medium or Long-Term.  As noted above one principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of the Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.  The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.  If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.  The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

The Reverse Stock Split May Lead to Additional Dilution to the Stockholders. Additionally, in the event that the Reverse Stock Split is effected, certain outstanding warrants to purchase Common Stock are subject to adjustment such that the exercise price of such warrants will be reduced and the number of shares issuable upon exercise of those warrants will be proportionately increased if the market price of our Common Stock is less than the exercise price of such warrant (after giving effect to the split) during a period before and after the effective date of the Reverse Stock Split (the “Reverse Split Warrant Adjustment”). Currently (and assuming Nasdaq Proposal I is approved), there are warrants outstanding to purchase 4,687,465 shares of Common Stock, each with an exercise price of $0.6708 per share, that could be further adjusted pursuant to the Reverse Split Warrant Adjustment. Therefore, those warrants could be adjusted in a manner that is more advantageous to those warrant holders and detrimental to all other stockholders. If those warrant holders exercise their warrants following the Reverse Split Warrant Adjustment, our existing stockholders would own a smaller percentage of our outstanding shares of Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value, and book value of the shares of Common Stock. However, there is no guarantee that a Reverse Split Warrant Adjustment will occur or that the holders of those warrants will exercise those warrants even if an adjustment did occur.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on the Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share Minimum Bid Price Requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from the Nasdaq Capital Market. If stockholder approval for the Reverse Stock Split is not obtained, the number of shares of Common Stock that are issued will not change and the anticipated benefits of the Reverse Stock Split described above will not be achieved.

Treatment of Fractional Shares in the Reverse Stock Split

The Company will not issue fractional certificates for post-reverse stock split shares in connection with the Reverse Stock Split. In lieu of issuing fractional shares, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to rounding up of the fractional share to the nearest whole number.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than 1-for-10.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market;
•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;
•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split. The Board currently intends to effect the Reverse Stock Split. Even if the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary to meet the Nasdaq Capital Market listing requirements, but the Board may elect to implement the Reverse Stock Split for the other reasons noted above. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from the Nasdaq Capital Market for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at this Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to December 31, 2026, the authority granted in this Reverse Stock Split Proposal to implement the Reverse Stock Split will terminate and the Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of the Charter Amendment, the form of which is attached to this proxy statement as Appendix D.  As discussed in more detail above, the exact timing of the filing of the Charter Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Charter Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to December 31, 2026, the authority granted in this Reverse Stock Split Proposal to implement the Reverse Stock Split will terminate and the Charter Amendment will be abandoned.

Effects of the Reverse Stock Split on Issued and Outstanding Common Stock

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1:3 to 1:10. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, except in the event that a Reverse Split Warrant Adjustment is required (see “Risks Associated with Reverse Stock Split - The Reverse Stock Split May Lead to Additional Dilution to the Stockholders” discussed above), the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the effect of rounding up fractional shares in the Reverse Stock Split, as described in more detail above). Therefore, except in the event that a Reverse Split Warrant Adjustment is required, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of the Common Stock will remain $0.001. There will be no adjustment to the number of shares of Common Stock that the Company is authorized to issue. The number of shares of authorized Common Stock will remain at 100,000,000 shares following the Reverse Stock Split.

Effects of the Reverse Stock Split on Employee Plans, Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, the terms of all outstanding warrants currently exercisable for shares of Common Stock, and all equity awards granted under the Company’s Equity Plan (including any awards granted under the Equity Plan prior to its amendment and restatement), including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. Additionally, as noted above, certain warrants may be entitled to the Reverse Split Warrant Adjustment, which would entitle those holders to exercise their warrants for additional shares of Common Stock. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Equity Plan or that may be issued under our Employee Stock Purchase Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split. As of the Record Date, [_____] shares of our Common Stock have been reserved for issuance under outstanding warrants, outstanding awards under our Equity Plan and shares otherwise reserved for issuance under our Equity Plan.

Effects of the Reverse Stock Split on Voting Rights

Except in the event of the exercise of warrants that received the Reverse Split Warrant Adjustment, proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). For example, other than in the case of the Reverse Split Warrant Adjustment noted above, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split (except for the effect of rounding up fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 105,000,000 shares, consisting of 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance

By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, the Reverse Stock Split will increase the number of authorized but unissued shares. Although the Reverse Stock Split would generally not have any dilutive effect on our stockholders (other than in the event of a Reverse Split Warrant Adjustment), the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion.

As of the Record Date, approximately [_____] shares of our Common Stock were issued and outstanding and no shares of our Preferred Stock were outstanding. An additional [_____] shares of our Common Stock have been reserved for issuance as of the Record Date. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1:10, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [_____] shares and the number of shares of Common Stock reserved for issuance after the Reverse Stock Split would be approximately [_____] shares, in each case, excluding any Reverse Split Warrant Adjustment.

The Board believes the increase is appropriate for use to fund the future operations of the Company. The Company regularly considers its capital requirements and may conduct equity offerings in the future. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected. Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of Common Stock. If these factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent, Computershare, in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of Common Stock may hold some or all of their Common Stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the Reverse Stock Split other than the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. Any Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split applicable to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a U.S. holder. The effects of U.S. federal tax laws other than U.S. federal income tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the Reverse Stock Split.

This discussion is limited to U.S. holders that hold Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;
•	U.S. holders whose functional currency is not the U.S. dollar;
•	Persons holding Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;
•	real estate investment trusts or regulated investment companies;
•	brokers, dealers or traders in securities;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•	tax-exempt organizations or governmental organizations;
•	persons deemed to sell Common Stock under the constructive sale provisions of the Code;
•	persons who hold or received Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Common Stock surrendered, and such U.S. holder’s holding period in the shares Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be automatically entitled to receive an additional fraction of a share of common stock to round up to the next whole post-split share. The U.S. federal income tax treatment of the receipt of such a fractional share in a Reverse Stock Split is not clear. It is possible that the receipt of such an additional fraction of a share of common stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for common stock. We intend to treat the issuance of such an additional fraction of a share of common stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

Vote Required for Approval and Recommendation of the Board of Directors

Approval of the Reverse Stock Split Proposal requires that a majority of the votes cast on this proposal vote for approval. Abstentions and broker non-votes will have no effect on the outcome of this proposal, because they are not votes cast. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL 8:

APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 4, 5, 6 OR 7]

General

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 4, 5, 6 or 7, our proxy holders may move to continue, adjourn or postpone the Annual Meeting at that time to enable our Board to solicit additional proxies.

We are asking our stockholders to approve a proposal (the “Adjournment Proposal”) to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve any of Proposals 4, 5, 6 or 7 at the time of the Annual Meeting. If our stockholders approve this Adjournment Proposal, we can continue, adjourn or postpone the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against such proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we received proxies representing a sufficient number of votes to defeat any of Proposals 4, 5, 6 or 7, we could continue, adjourn or postpone the Annual Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to votes in favor of such proposals.

If it is necessary to continue, adjourn or postpone the Annual Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will have the effect of a vote against the Adjournment Proposal and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADJOURNMENT PROPOSAL AS DESCRIBED HEREIN.

CORPORATE GOVERNANCE

Board of Directors and Committees of the Board

Our Board of Directors, elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. The Board acts as an advisor and counselor to executive management and oversees and monitors its performance.

Our Board of Directors held six meetings during 2025. Each director other than Mr. Sharma attended either in person or via teleconference at least 75% of the aggregate of all Board and applicable committee meetings during 2025. Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, directors are encouraged to attend our annual meetings. None of our current directors attended our annual meeting of stockholders in 2025.

Our Board of Directors has established four standing committees: an Audit Committee; a Compensation Committee; a Governance and Nominating Committee; and a Mergers and Acquisitions Committee. Each of these committees has adopted a written charter, a current copy of which is posted on our website at http://www.smithmicro.com under the Investor Relations section.

Audit Committee. Our Audit Committee is comprised of four members: Mr. Campbell, Mr. Gulko, Ms. Keddy and Mr. Szabo. The Board of Directors has determined that all the members of the Audit Committee are independent within the meaning of the Nasdaq Stock Market listing standards as well as within the meaning of Rule 10A-3 of the Exchange Act, and that each Audit Committee member is able to read and understand fundamental financial statements. The Audit Committee reviews our financial statements and accounting practices, makes recommendations to the Board of Directors regarding the selection of our independent registered public accounting firm and reviews the results and scope of our annual audit and other services provided by our independent registered public accounting firm. The Audit Committee also reviews and discusses with management the Company’s cybersecurity risk exposures, including the potential impact of those exposures on the Company’s business strategy, operations, results of operations, financial condition, key relationships, and reputation; the steps, programs and/or procedures management have taken to monitor and mitigate such exposures; the Company’s computerized information system and operational infrastructure policies and programs; and major legislative and regulatory developments that could materially impact the Company’s cybersecurity risk exposure. The Audit Committee also oversees, considers, and reviews with management the adequacy of the Company’s disclosure controls and procedures and its internal controls relating to cybersecurity, including materiality assessments. The Audit Committee is responsible for establishing, and has established, procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related party transactions are reviewed and subject to approval by the Audit Committee. Mr. Gulko is the Audit Committee Chairman, and the Board has determined that he qualifies as a financial expert, as that term is described in SEC regulations. For more information on Mr. Gulko's relevant experience, please see “Proposal 1—Election of Directors.” The Audit Committee held nine meetings during 2025.

Compensation Committee. The Compensation Committee is comprised of three members: Messrs. Campbell, Elfman and Gulko. The Board of Directors has determined that all the members of the Compensation Committee are independent within the meaning of the Nasdaq Stock Market listing standards and applicable SEC regulations. The Compensation Committee administers our executive compensation programs and makes recommendations to the Board of Directors concerning officer and director compensation. The Compensation Committee also has the authority to administer and to make awards under our Equity Plan. The Compensation Committee held one meeting during 2025.

The Compensation Committee’s primary objectives in structuring and administering our executive officer compensation program are to attract, motivate and retain talented and dedicated executive officers, tie annual and long-term cash and stock incentives to achievement of measurable corporate and individual performance objectives, and reinforce business strategies and objectives to enhance stockholder value. To achieve these goals, our Compensation Committee maintains compensation plans that tie a portion of executives’ overall compensation to key strategic goals such as the Company’s financial and operational performance, as measured by metrics such as total revenue and non-GAAP operating expense. Our Compensation Committee evaluates individual executive performance along with our Chief Executive Officer ("CEO") (other than with respect to his own performance) as part of the review process. Our Compensation Committee periodically reviews our executive officers’ compensation to determine whether we provide adequate incentives and motivation to our executive officers and whether we adequately compensate our executive officers relative to comparable officers in other similarly situated companies. The Compensation Committee did not engage any compensation consultants during 2025. Our executive management plays a meaningful role in the Compensation Committee’s compensation-setting process for the CEO and other key executives by evaluating employee performance, recommending business performance targets and objectives, and recommending salary levels, bonuses and equity-based awards.

Governance and Nominating Committee. The Governance and Nominating Committee is comprised of three members: Messrs. Arno, Campbell and Elfman. The Board of Directors has determined that all the members of the Governance and Nominating Committee are independent within the meaning of the Nasdaq Stock Market listing standards and applicable SEC regulations. The Governance and Nominating Committee receives proposed nominations to the Board of Directors, reviews the eligibility of each proposed nominee, and recommends candidates for nomination by the Board of Directors to be submitted to the stockholders for election at each annual meeting. The Governance and Nominating Committee held one meeting during 2025.

Our Governance and Nominating Committee also manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills and characteristics required on and accretive to the Board, the current makeup of the Board, the results of the evaluations, the existence of other potential nominees and the wishes of Board members to be re-nominated, the Governance and Nominating Committee recommends to the Board of Directors whether those individuals should be re-nominated. The Governance and Nominating Committee also periodically reviews with the Board whether it believes the Board would benefit from adding one or more new directors, and if so, the appropriate skills and characteristics desired in such new director(s). If the Board determines that a new director would be beneficial, the Governance and Nominating Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source (including candidates recommended by stockholders), are reviewed under the same process. Our Governance and Nominating Committee screens the available information about the potential candidates. Based on the results of the initial screening, interviews with viable candidates are scheduled with Governance and Nominating Committee members and with other members of the Board. Upon completion of these interviews and other due diligence, our Governance and Nominating Committee may recommend to the Board the election or nomination of a candidate.

Director candidates may be found through recommendations from current directors, an executive search firm, or other sources. The Governance and Nominating Committee will also consider stockholder nominations for directors submitted in accordance with the procedure set forth in Article II, Section 12 of our Bylaws. The procedure provides that a notice relating to the nomination must be timely given in writing to our corporate Secretary prior to the meeting, setting forth information about the proposed candidate, such as their name, age, business and residence addresses, principal occupation or employment, and their beneficial ownership in Smith Micro stock, and information about the stockholder giving the notice, such as their name and address as they appear on our records, and such stockholder’s beneficial ownership of Smith Micro stock. There are no differences in the way the Governance and Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board of Directors by a stockholder.

When considering a potential candidate for membership on our Board of Directors, our Governance and Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. Although the Governance and Nominating Committee does not have a formal policy with respect to diversity, the Committee endeavors to seek nominees representing diverse experience in occupational backgrounds in business and technology, and in areas that are relevant to our activities.

Mergers and Acquisitions Committee. The Mergers and Acquisitions Committee (the “M&A Committee”) is comprised of four members: Messrs. Arno, Elfman, Sharma and Szabo. The Board of Directors has determined that all the members of the M&A Committee are independent within the meaning of the Nasdaq Stock Market listing standards. The M&A Committee evaluates and reviews potential acquisition targets, strategic investments and divestitures, and makes recommendations regarding the same to our Board of Directors. The M&A Committee is also charged with overseeing the due diligence process with respect to proposed acquisitions, strategic investments and divestitures. The M&A Committee did not meet during 2025.

Board Member Independence

The Board of Directors has determined that all current members of, and nominees for election to, the Board of Directors are independent as defined in the Nasdaq Stock Market listing standards and applicable SEC regulations, with the exception of William W. Smith, Jr. and Timothy C. Huffmyer. Mr. Smith is employed as the Company’s Executive Chairman of the Board of Directors, and until March 31, 2026, served as the Company’s President and Chief Executive Officer. Mr. Huffmyer currently serves as the Company’s President and Chief Executive Officer and immediately prior to his appointment to such role served as the Company’s Chief Operating Officer and Chief Financial Officer.

Executive Sessions

Independent directors meet in executive session without the presence of our CEO and Executive Chairman or other members of management to review the criteria upon which the performance of the CEO and Executive Chairman are based, to review the performance of the CEO and Executive Chairman against those criteria, to ratify the compensation of the CEO and Executive Chairman as approved by the Compensation Committee, and to discuss any other relevant matters.

Board Leadership Structure

The Board’s current leadership structure is characterized by:

•	an Executive Chairman of the Board;
•	a robust Committee structure with oversight of various types of risks; and
•	an engaged and independent Board.

The roles of Board Chairman and Chief Executive Officer of the Company have historically been held by the same person, William W. Smith, Jr. In connection with the Board’s succession planning, the Board elected to separate the roles of Board Chairman and Chief Executive Officer. Effective March 31, 2026, the Board appointed Mr. Smith to serve as the Board’s Executive Chairman and Timothy C. Huffmyer to serve as the Company’s President and Chief Executive Officer. As Executive Chairman, Mr. Smith will continue to chair the Board and to support key strategic initiatives for the Company.

The Board takes such steps as it deems necessary to ensure that an effective succession process exists to provide continuity of leadership over the long-term in the roles of both Chief Executive Officer and Chairman of the Board. The Board believes that Mr. Smith’s continued service as Executive Chairman is in the best interests of the Company and its stockholders to support a successful leadership transition. Mr. Smith founded the Company in 1982 and served as the Company’s President and Chief Executive Officer for the 44 years that followed. Mr. Smith is a significant holder of our capital stock and possesses detailed and in-depth knowledge of our business and the issues, opportunities and challenges facing the Company. Consequently, he is uniquely positioned to support the Chief Executive Officer and other key employees of the Company, while continuing to provide leadership to the Board. We do not have a lead independent director.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is to understand the risks our Company faces and the steps management is taking to manage those risks and to assess management’s overall appetite for risk. It is management’s responsibility to manage risk and bring material risks facing our Company to the Board’s attention. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board also approves our CEO’s performance goals for each year. In doing so, the Board has an opportunity to ensure that the CEO’s goals include responsibility for broad risk management. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

The Committees of the Board are also involved in evaluating and overseeing the management of risks particular to their respective areas of oversight. For example, the Audit Committee focuses on financial risk and internal controls and receives an annual risk assessment report from our external auditors and reviews and discusses with management the Company’s cybersecurity risk exposures. The Compensation Committee evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk-taking consistent with our business strategy. The Compensation Committee also reviews compensation and benefit plans and the risks associated with them. The Governance and Nominating Committee oversees governance and succession risk, including Board and CEO succession and evaluates director skills and qualifications to appoint directors to our standing committees based upon the needs of that committee. Each Committee reports its activities to the full Board of Directors to ensure that the Board is regularly informed about these risks.

Code of Ethics

We have adopted a code of ethics, called our Ethics and Business Conduct Policy (our "Code of Ethics"), that applies to all of our employees, executive officers and directors. We will provide a copy of the Code of Ethics upon request made by email to IR@smithmicro.com or in writing to Smith Micro Software, Inc. at 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237, Attention: Investor Relations. The full text of our Code of Ethics is posted on our website at http://www.smithmicro.com under the Investor Relations section. We intend to disclose any amendment to the Code of Ethics or waiver of a provision of the Code of Ethics applicable to our executive officers or directors, including the name of the executive officer or director to whom the amendment applies or for whom the waiver was granted, at the same location on our website identified above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement or our Annual Report on Form 10-K.

Board Communications

Stockholders may communicate with members of the Board of Directors by mail addressed to the full Board, a specific member of the Board or a particular committee of the Board at our principal executive offices located at 5800 Corporate Drive, Pittsburgh, PA 15237.

Certain Relationships and Related Party Transactions

Pursuant to the charter of the Audit Committee of our Board of Directors, all transactions between us and any of our directors, executive officers or related parties are subject to review by the Audit Committee. Since the beginning of our last fiscal year, we have been party to certain transactions in which the amount involved exceeded $120,000 and in which any related person has had or will have a direct or indirect material interest. Each of these related party transactions were reviewed and approved by the Audit Committee and in special meetings by the Board or by a special committee of the Board, excluding in each instance any director participating in such a transaction, were reported in previously filed Current Reports on Form 8-K, and are summarized below.

September 11, 2025 Note Agreements

Effective September 11, 2025, the Company entered into note purchase agreements (the “September 11, 2025 Note Agreements”) with the Smith Living Trust, for which William W. Smith, Jr., the Company’s then Chairman, President and Chief Executive Officer and current Executive Chairman, and his wife, Dieva L. Smith, serve as co-trustees (“Smith”) and with Timothy C. Huffmyer, the Company’s then Chief Operating Officer and Chief Financial Officer and current President and Chief Executive Officer (“Huffmyer”). Pursuant to the September 11, 2025 Note Agreements, Smith agreed to loan to the Company an amount not to exceed approximately $0.7 million and Huffmyer agreed to loan to the Company an amount not to exceed $0.1 million, in each case in return for one or more secured promissory notes (the “September 11, 2025 Notes”) and accompanying unregistered common stock purchase warrants. The September 11, 2025 Notes are secured by the Company’s accounts receivable and certain other assets, bear interest at a rate of 15% per annum, and were due on or before March 31, 2026, unless otherwise mutually agreed to by the parties. The transactions were approved by an independent committee of the Company’s Board of Directors and the Company’s Audit Committee.

Each September 11, 2025 Note was accompanied by the issuance by the Company of an unregistered warrant (each, “September 11, 2025 Warrant”) to purchase up to a number of shares of the Company’s Common Stock equal to the principal amount of such September 11, 2025 Note divided by the Market Price (as defined under Nasdaq regulations) of the Company’s Common Stock on the date of issuance of the note (the “September 11, 2025 Warrant Shares”). The Company received an amount equal to $0.125 per September 11, 2025 Warrant Share for each September 11, 2025 Warrant issued. Each September 11, 2025 Warrant is exercisable at any time beginning six months following its original issuance, will expire five years from the initial exercise date and has an exercise price equal to the greater of the Market Price on the date of the September 11, 2025 Note Agreement or on the date of issuance of the warrant. The September 11, 2025 Warrants contain a “full-ratchet” anti-dilution adjustment, such that the exercise price will be adjusted if the Company issues Common Stock (or Common Stock equivalents) at a price below the exercise price of such warrants. The number of shares issuable upon exercise of the September 11, 2025 Warrants will then be proportionately adjusted. Additionally, in the event of a reverse stock split, the exercise price of each September 11, 2025 Warrant is subject to adjustment (along with a proportionate adjustment in the number of shares) if the market price of the Common Stock is less than the exercise price of the September 11, 2025 Warrants (after giving effect to the split) during a period before and after the effective date of the reverse split. However, no adjustment to the exercise price (or proportional adjustment to the number of shares) will be made under the “full-ratchet” adjustment or the anti-dilution adjustment, unless and until the Company has received approval from the Company’s stockholders in accordance with Nasdaq Listing Rule 5635. The adjustment provisions in the September 11, 2025 Warrants are being presented for approval by stockholders at the 2026 Annual Meeting.

The Company and Smith completed an initial closing of the transactions contemplated by the September 11, 2025 Note Agreements on September 11, 2025, and the Company completed subsequent closings with each of Smith and Huffmyer on September 17, 2025. The gross proceeds to the Company from the closings with Smith totals approximately $0.8 million (comprised of approximately $0.7 million as a loan and approximately $0.1 million for the purchase of the accompanying September 11, 2025 Warrants) and the gross proceeds to the Company from the closing with Huffmyer totals approximately $0.1 million (comprised of approximately $85 thousand as a loan and approximately $15 thousand for the purchase of the accompanying September 11, 2025 Warrants), in each case, before deducting transaction expenses payable by the Company. Pursuant to the September 11, 2025 Note Agreements, the Company agreed to file a registration statement with the SEC registering the September 11, 2025 Warrant Shares for resale. The September 11, 2025 Notes were fully satisfied in connection with the March 2026 Convertible Notes transaction described below.

November 2025 Private Placement and RDO Transactions

On November 5, 2025, the Company entered into a securities purchase agreement with Smith relating to a private placement transaction and sale of 2,236,136 unregistered shares of the Company’s Common Stock at an offering price of $0.6708 per share of Common Stock and unregistered warrants to purchase up to an aggregate of 2,236,136 shares of Common Stock (the “November 2025 Private Placement Transaction”). Each of these unregistered private placement common warrants has an exercise price of $0.6708 per share, is exercisable following receipt of stockholder approval of the same and will expire five years from the initial exercise date. The gross proceeds to the Company from the November 2025 Private Placement Transaction was approximately $1.5 million, before deducting offering expenses payable by the Company.

On November 5, 2025, the Company entered into a second securities purchase agreement relating to the registered direct offering and sale of an aggregate of 1,714,373 shares of the Company’s Common Stock for $0.6708 per share of Common Stock with certain institutional and accredited investors, including Unterberg Legacy Capital, LLC (“Unterberg”), for which Andrew Arno, one of the Company’s directors, serves as a managing member. Pursuant to the purchase agreement, in a concurrent private placement, the Company also agreed to sell to the purchasers unregistered common warrants to purchase up to an aggregate of 1,714,373 shares of Common Stock, including the sale of 74,538 shares to Unterberg. Each unregistered common warrant has an exercise price of $0.6708 per share, is exercisable at any time beginning six months following their original issuance and will expire five years from the initial exercise date. The gross proceeds to the Company from the completed Offering was approximately $1.15 million, including gross proceeds of $50 thousand from Unterberg, before deducting offering expenses payable by the Company.

The closing of the November 2025 Private Placement Transaction and the November 2025 registered direct offering occurred on or about November 6, 2025. The transactions were approved by the Company’s Board of Directors and the Company’s Audit Committee.

On December 4, 2025 the Company filed a registration statement with the SEC registering for resale the shares issuable upon exercise of the shares issued in the November 2025 Private Placement Transaction and the warrants issued in connection with the September 11, 2025 Note Agreements, the November 2025 Private Placement Transaction and the November 2025 registered direct offering, which registration statement was declared effective by the SEC on December 12, 2025.

February 2026 Note Transaction

On February 3, 2026, the Company entered into a Note Purchase Agreement (the “February 2026 Note Agreement”) with Smith. Pursuant to the February 2026 Note Agreement, Smith agreed to loan funds to the Company in return for one or more secured promissory notes (in each case, a “February 2026 Note”) and accompanying unregistered common stock purchase warrants (in each case, a “February 2026 Warrant”). The February 2026 Note Agreement provides that each February 2026 Note will be secured by the Company’s accounts receivable and certain other assets, will bear interest at a rate of 15.0% per annum, and will be due on or before March 31, 2026 (the “February 2026 Notes Maturity Date”), unless otherwise mutually agreed by the parties. Pursuant to the February 2026 Note Agreement, each February 2026 Note will be accompanied by the issuance of a February 2026 Warrant to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which will be exercisable at any time beginning six months following its original issuance, will expire five years from the initial exercise date and will have an exercise price equal to the greater of (a) $0.68 and (b) the greater of the market price of the Company’s Common Stock on the date of the February 2026 Note Agreement or on the date of issuance. On February 3, 2026, the Company and Smith completed a closing of a loan transaction under the February 2026 Note Agreement, and the Company issued a February 2026 Note and a February 2026 Warrant to Smith pursuant to the terms of the February 2026 Note Agreement. The February 2026 Warrant has an exercise price of $0.68 and will be exercisable during the period beginning August 3, 2026 and ending August 3, 2031. The gross proceeds to the Company from the closing totals approximately $1,000,000 (comprised of approximately $814,979 as a loan and approximately $185,021 for the purchase of the accompanying February 2026 Warrant), before deducting transaction expenses payable by the Company. The Company expects to use the net proceeds from the transaction for working capital and general corporate purposes. The transaction was approved by the Company’s Board of Directors and the Company’s Audit Committee. The February 2026 Note was fully satisfied in connection with the March 2026 Convertible Notes transaction described below.

March 2026 Convertible Notes Transaction

On March 4, 2026, the Company entered into a Securities Purchase Agreement for the sale of secured convertible notes (the “2026 Convertible Notes”) with an aggregate original principal amount of $4.9 million and an initial conversion price of $0.68 per share, subject to adjustment, and warrants to acquire up to an aggregate amount of approximately 9.4 million additional shares of the Company's common stock. Smith and Huffmyer are among the buyers in the offering. The Company has agreed to use the proceeds of the offering (i) to repay in full the principal and interest outstanding under those certain notes due on March 31, 2026 in the aggregate amount of up to $2.2 million plus any additional interest amounts that may accrue in connection with the extension of the maturity date under the existing notes and (ii) for general corporate purposes. The 2026 Convertible Notes will mature on March 31, 2029; however, this date may be extended at the option of the holder. The 2026 Convertible Notes will accrue interest at the rate of 8.0% per annum, which will be payable in full upon the Maturity Date. Upon the occurrence and during the continuance of an Event of Default (as defined in the 2026 Convertible Notes), the 2026 Convertible Notes will accrue interest at the rate of 12.0% per annum. At any time after the sixth month anniversary of the issuance of the 2026 Convertible Notes, each 2026 Convertible Note will be convertible, at the option of the holder, into shares of our common stock at an initial conversion price equal to $0.68, which is subject to standard adjustments. The offering was approved by the Company’s Board of Directors and the Company’s Audit Committee and the closing of the offering occurred on or about March 6, 2026. The aggregate gross proceeds from the offering were approximately $4.9 million, including approximately $4.6 million from the sale of such securities to Smith and approximately $0.1 million from the sale of such securities to Huffmyer, before deducting offering expenses payable by the Company.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2025, which include the consolidated balance sheets of Smith Micro as of December 31, 2025 and 2024, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for the years then ended, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Accountants. The Audit Committee has discussed with SingerLewak LLP, our independent registered public accounting firm for the year ended December 31, 2025, the matters required to be discussed by Statement on Auditing Standard No. 1301 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with SingerLewak LLP its independence.

The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with SingerLewak LLP its independence.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

AUDIT COMMITTEE

Thomas G. Campbell
Samuel Gulko
Asha Keddy
Gregory J. Szabo

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us as of March 31, 2026 (except where another date is noted below), with respect to beneficial ownership of our Common Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock, (ii) each director, (iii) each of our named executive officers (NEOs), and (iv) all current directors, executive officers and named executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers and principal stockholders. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible or will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated. Unless otherwise indicated the address of each beneficial owner is c/o Smith Micro Software, Inc., 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237. The percentage of beneficial ownership is based on 25,609,766 shares of our Common Stock outstanding as of March 31, 2026.

	Common Stock
Name or Group of Beneficial Owners	Number of Shares		Percent (1)
Directors and Named Executive Officers:
William W. Smith, Jr.	9,375,879	(2)	32.14%
Andrew Arno	93,632	(3)	*
Thomas G. Campbell	49,706	(4)	*
Steven L. Elfman	69,087	(4)	*
Samuel Gulko	70,274	(4)	*
Asha Keddy	54,629	(4)	*
Chetan Sharma	33,636	(4)	*
Gregory J. Szabo	73,493	(4)	*
Timothy C. Huffmyer	304,327	(5)	1.18%
Bethany M. Braund	39,585	(6)	*
James M. Kempton	169,398	(7)	*
All current NEOs, executive officers and directors as a group (10 persons)	10,164,248	(8)	34.67%

(1)

The percentage beneficial ownership of each of our directors and named executive officers, all executive officers and directors as a group, and each 5% stockholder, if any, is based on a fraction, the numerator of which is the number of shares beneficially held by such holder or group of holders, in the case of all executive officers and directors as a group, and the denominator of which is equal to the sum of the number of shares of our Common Stock outstanding at March 31, 2026 plus the number of shares of our Common Stock issuable upon exercise by such holder or group of holders of warrants or options held by such holder or group of holders which are presently exercisable or will become exercisable within 60 days of such date. An asterisk (*) represents beneficial ownership of less than 1%.

(2)

Comprised of 296,006 shares held directly by Mr. Smith (of which 149,451 are unrestricted shares and 146,555 are restricted shares), 750 shares held by the William W. Smith, Jr. IRA, 5,517,674 shares held by the Smith Living Trust, of which Mr. Smith and his spouse are co-trustees, and 3,561,449 shares which may be purchased upon exercise of common stock purchase warrants held by the Smith Living Trust, which are presently exercisable or will become exercisable within 60 days of the date stated in note 1, above.

(3)

All such shares are unrestricted. The reported shares include 1,875 shares held by Mr. Arno’s spouse, and 1,875 shares held by each of MJA Investments and JBA Investments, with respect to which Mr. Arno makes investment decisions but disclaims beneficial ownership.

(4)	All such shares are unrestricted.

(5)

Comprised of 127,601 unrestricted shares, 56,966 restricted shares and 119,760 shares which may be purchased upon exercise of a common stock purchase warrant, which is presently exercisable or will become exercisable within 60 days of the date stated in note 1, above.

(6)	Comprised of 33,902 unrestricted shares and 5,683 restricted shares.

(7)

Mr. Kempton previously served as the Company’s chief financial officer until he departed from the Company on June 6, 2025. The information presented is based on information available to the Company as of June 26, 2025, which is the latest information available to the Company. The Company has no knowledge of any subsequent transactions.

(8)	Comprised of shares beneficially owned by our current NEOs, executive officers and directors, as reported in the above table and described in the foregoing notes 2-6.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person. Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner, except in connection with the October 9, 2025 grants of unrestricted stock awards to each of our non-employee directors of the Company, which transactions were reported on October 29, 2025.

EXECUTIVE OFFICERS AND SENIOR LEADERSHIP

Our executive officers are appointed and serve at the discretion of our Board of Directors. As determined by our Board, our Executive Chairman, our President and CEO and our Chief Financial Officer are the only three executives who meet the SEC’s definition of executive officer. The following table sets forth certain information regarding our three executive officers and other senior leaders of the Company as of March 31, 2026:

Name	Age	Position
William W. Smith, Jr.	78	Executive Chairman of the Board
Timothy C. Huffmyer	52	President and Chief Executive Officer
Bethany M. Braund	38	Vice President, Chief Financial Officer and Treasurer
Anup Kaneri	47	Vice President, Chief Product and Revenue Officer
Charles B. Messman	55	Vice President, Marketing
Jennifer M. Reinke	53	Vice President, General Counsel and Secretary
David P. Sperling	57	Chief Technology Officer and Senior Vice President, Engineering

For background information regarding each of Mr. Huffmyer and Mr. Smith, see “Proposal 1—Election of Directors.”

Ms. Braund joined Smith Micro in November 2021 and serves as the Company’s Chief Financial Officer and Treasurer. Ms. Braund oversees all finance, accounting and control functions for the Company, as well as the Company’s global human resources operations. Prior to assuming her current role in March 2026, Ms. Braund served most recently as the Company’s Senior Director, Financial Reporting, where she spearheaded all Company SEC reporting obligations, all technical accounting matters in support of numerous financing transactions, all financial audit, internal control, and tax activities, as well as numerous other projects within the Company. Prior to joining Smith Micro, she served in advancing roles at Ernst & Young, LLP from August 2010 through November 2021 within the assurance service line. Bethany earned a Bachelor of Science in Accounting degree from the College of Charleston and a Master of Science in Accountancy degree from the University of Notre Dame and is a certified public accountant.

Mr. Kaneri joined the Company in 2019 and serves as the Company’s Vice President, Chief Product and Revenue Officer. Mr. Kaneri leads the company’s product management and sales organizations, aligning product strategy, go-to-market execution, and revenue growth across global markets. Prior to joining Smith Micro in 2019, Mr. Kaneri worked in corporate venture capital, managing investments in emerging technology sectors, and earlier held leadership roles in large technology organizations, leading product innovation and commercialization of new solutions at scale. An entrepreneurial leader, he also co-founded two successful startups focused on disruptive mobile platforms. Mr. Kaneri holds a Bachelor of Science degree in Electronics and Telecommunication Engineering from Pune University, a Postgraduate Diploma in Marketing Management from Symbiosis Institute of Business Management in India, and an M.B.A. from the University of Pittsburgh.

Mr. Messman joined the Company in 2016 as Vice President, Corporate Development and Investor Relations. Mr. Messman assumed the role of Vice President, Marketing in December 2022 and oversees the Company's global marketing, digital monetization, public relations and design teams, while continuing to manage corporate development and investor relations activities. He has more than 26 years of experience working with a large range of technology companies providing investor relations counsel and advising on strategy, financing alternatives, M&A and marketing activities. Prior to joining Smith Micro, Mr. Messman was the Vice President of Finance & Corporate Development at eGain Corporation, and he co-founded The MKR Group, serving as its President, where he managed investor relations, corporate development, and marketing activities for several technology companies with a wide range of market capitalizations. Mr. Messman holds a Bachelor of Arts degree in Economics from Iowa State University.

Ms. Reinke joined the Company in 2017 and serves as the Company’s Vice President, General Counsel and Secretary. Ms. Reinke oversees the Company’s global legal, regulatory, compliance, and corporate governance functions and serves as a key advisor to the Board of Directors and senior management. Prior to assuming her current role in July 2021, Ms. Reinke served as the Company’s Corporate Counsel. Prior to joining the Company, Ms. Reinke served as General Counsel and Secretary of Tollgrade Communications, Inc., a technology solutions provider in the telecommunications industry. Prior to her service at Tollgrade Communications, Ms. Reinke began her career at Reed Smith LLP where she advised on a broad range of matters including corporate governance, mergers and acquisitions, and commercial transactions. Ms. Reinke holds a Bachelor of Science degree in Business Administration from Central Michigan University and a Juris Doctor degree from Wayne State University.

Mr. Sperling joined the Company in 1989 and leads the seamless integration of advanced technologies that empower business and consumers worldwide. Mr. Sperling has served as the Company’s Chief Technology Officer since 1999 and assumed the role of Senior Vice President, Engineering in September 2025. In this dual role, Mr. Sperling continues to shape the Company’s technology vision and development across its global software portfolio with a focus on leading transformative strategies that position the organization at the forefront of connectivity and digital experiences. Through more than three decades at Smith Micro, Mr. Sperling has guided the evolution of secure, reliable, and scalable solutions for mobile and broadband networks. He holds multiple patents in connectivity technologies and is driving innovation in emerging technologies such as AI, edge computing, and next-generation wireless, ensuring the company remains a leader in shaping the future of digital connectivity. Mr. Sperling began his professional career as a software engineer with the Company and is currently a named inventor on five of the Company’s patents for various Internet and connectivity technologies. He received a Bachelor of Science degree in Computer Science and an M.B.A. from the University of California, Irvine.

EXECUTIVE COMPENSATION

The Summary Compensation Table below summarizes the compensation of our named executive officers (each sometimes referred to herein as an “NEO”) during 2025 and 2024. As determined by our Board, during 2025 and 2024, only the Company’s President and Chief Executive Officer and Chief Financial Officer (and for a portion of 2025, our Chief Operating Officer and Chief Financial Officer) met the SEC’s definition of executive officer and as such only those individuals met the SEC’s definition of named executive officer.

Our named executive officers for 2025 were as follows:

•	William W. Smith. Jr., who served as President and Chief Executive Officer throughout 2025 and currently serves as Executive Chairman

•	Timothy C. Huffmyer, who served as Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer from June 2025 and currently serves as President and Chief Executive Officer

•	James M. Kempton, who served as Vice President, Chief Financial Officer and Treasurer until June 2025

The principal elements of our executive compensation program are base salary, cash incentive compensation, long-term equity incentives in the form of restricted stock, other benefits and perquisites, including certain reimbursements and matching contributions under our 401(k) savings plan. We view these components of compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or offset compensation from other components. Our executive compensation program is designed to attract, motivate, and retain talented and dedicated executives, who are critical to our success. Under this program, a significant portion of our named executive officers’ overall compensation is tied to the achievement of key strategic financial and operational goals, as measured by metrics such as revenue and adjusted operating expense, and the value of equity incentive compensation is directly tied to the Company’s stock price. The following highlights our approach to executive compensation:

Competitive Positioning: We seek to establish the overall compensation of our named executive officers at levels that we believe are roughly comparable with the average levels of compensation of executives at other growth technology companies of similar size.

Significant Portion of Executive Compensation Tied to Performance: With respect to the primary components of our compensation program, both cash incentive compensation and equity compensation are tied in whole or in part to the satisfaction of pre-determined performance criteria. Performance-based incentive compensation constitutes a significant portion of potential compensation for our named executive officers.

Limited other Compensation: Consistent with our “pay-for-performance” philosophy, we restrict all other forms of compensation to our named executive officers to levels that are consistent with competitive market practices.

Adjustments to Executive Compensation for 2024 and 2025

While the principal elements of our executive compensation program include base salary, cash incentive compensation, and long-term equity incentives in the form of restricted stock, which we describe more fully below, these elements have been adjusted for our named executive officers since March 2023, when the Company made the following changes to align executive compensation (including the form of compensation) with our cost structure and cash flow requirements and to more closely align executive compensation with the long-term interests of our stockholders:

•	10% Reduction in Base Salaries. Since March 2023 and continuing to date, the base salaries of each of our NEOs have been reduced by 10%.

•	Suspension of Cash Bonuses. Beginning with the second quarter of 2023 and continuing to date, payments to NEOs under our discretionary and annual cash bonus programs have been suspended.

•

Performance-Based Equity Incentives in Lieu of Bonuses. In lieu of our NEOs’ receipt of cash bonuses under our discretionary and annual cash bonus programs, each of them has instead been granted restricted stock awards, the vesting of which were made subject to the same performance metrics that would have determined whether and in what amount cash bonuses would have been earned.

Base Salary Compensation

We provide our named executive officers with base salaries that we believe enable us to hire and retain highly qualified individuals in a competitive environment and to reward individual performance and contributions to our overall business goals, while considering the unique circumstances of our Company. We review base salaries for our named executive officers annually and increases or decreases are generally based on Company and individual performance. We also consider the base compensation paid by companies that we believe to be our competitors and by other public companies with which we believe we generally compete for executives. As noted above, beginning in March 2023, in connection with a review of the Company’s cost structure, we instituted a temporary 10% reduction in executive base salaries that have continued to date.

Discretionary Bonus Compensation

To retain and motivate our named executive officers, and in addition to the incentive plans described below, the Compensation Committee has approved a discretionary quarterly cash bonus program, however payment of cash bonuses to our NEOs were suspended beginning with the second quarter of 2023 and have remained suspended to date.

The discretionary bonus program has historically provided that eligible participants would receive a quarterly cash bonus payment subject to the achievement of key performance milestones and provided that they remain employed by the Company on the date of payment. As previously noted, the Company suspended cash payments under the bonus program beginning with the second quarter of 2023, which suspension has continued to date.

In lieu of paying discretionary cash bonuses for each quarter during 2024 and 2025, each of the named executive officers and other executives received a grant of restricted stock in a number of shares equal to such individual’s target discretionary bonus amount for the applicable quarter divided by the closing price of the Company’s Common Stock the day immediately preceding the grant date. The vesting conditions for the shares of restricted stock granted in lieu of the discretionary cash bonus were the same performance metrics that would otherwise have been used to determine whether and in what amount the discretionary cash bonus would have been earned for each quarter. These restricted stock awards are described further under the heading, “Equity Compensation,” below.

Annual Performance-Based Corporate Incentive Plan Bonus Compensation

As part of our compensation program and to maintain appropriate financial incentives, the Company maintains an annual corporate incentive bonus plan in which our NEOs participate, however, as described more fully below, this plan was suspended for our NEOs beginning with the second quarter of 2023 and continuing to date.

The corporate incentive bonus plan provides for the payment of cash bonus compensation to eligible employees, subject to the achievement of performance objectives. The plan is designed to focus our management on achieving key corporate financial objectives, motivate certain desirable behaviors and reward achievement of our key corporate financial objectives and individual goals. Under the terms of the cash bonus plan, performance objectives and target cash bonus amounts are established annually for each named executive officer and other executives participating in the plan. Achievement of quantitative performance objectives is determined and paid on a quarterly basis following the completion of each quarter. As a result, the cash paid in a given fiscal year is the result of the attainment achieved for the fourth quarter of the previous year and the first three quarters of the current year.

The performance objectives approved for 2024 and 2025, had the suspension not remained in effect, were related to (1) revenue achievement and (2) operating expense management, which were evenly weighted in terms of target cash bonuses. Had the corporate incentive bonus program not been suspended, for each objective, the percentage by which it was achieved (which could exceed 100% in the case of quantitative performance objectives) would then have been applied to the dollar value ascribed to each objective to determine the actual cash bonuses to have been paid under the plan.

As previously noted, the Company suspended the corporate incentive bonus plan and the payment of cash bonuses thereunder for its NEOs throughout 2024 and 2025. In lieu of paying cash bonuses under the corporate incentive plan for each quarter of 2024 and 2025, each of the NEOs received a grant of restricted stock in a number of shares equal to such individual’s target corporate incentive bonus amount for the applicable quarter divided by the closing price of the Company’s Common Stock the day immediately preceding the grant date. The vesting conditions for the shares of restricted stock granted in lieu of the corporate incentive cash bonus were the same performance metrics, as described above, that would otherwise have been used to determine whether and in what amount the cash bonuses would have been earned for each quarter. These restricted stock awards are described further under the heading, “Equity Compensation,” below.

The table below outlines the quantitative performance objectives that were established for each named executive officer and other executive participating in the plan and the actual results that would have corresponded with their performance bonus payouts during 2025, which measurements were instead used to determine the vesting of restricted stock awards granted in lieu of cash bonuses:

(in thousands)	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Revenue – target	12,243	4,966	6,023	7,737
Revenue – actual	4,969	4,621	4,420	4,347
Operating Expenses(1) – target	9,417	6,117	6,234	6,114
Operating Expenses(1) – actual	5,818	6,137	5,909	5,704

(1)	Excluding stock-based compensation, amortization of intangible assets, personnel severance and reorganization activities, amortization of debt discount. Q2 2025 only, goodwill impairment.

We believe that the performance objectives for our named executive officers were sufficiently challenging to achieve and that performance at a high level, while devoting full time and attention to their responsibilities, is required for our participating named executive officers to earn their respective cash bonuses.

Equity Compensation

We believe that for growth companies in the software technology sector, such as Smith Micro, equity awards are a significant compensation-related motivator in attracting and retaining executive-level employees. Accordingly, we have annually provided our named executive officers with long-term equity incentive awards to attract key executives to join the Company and incentivize those individuals to stay with us for long periods of time, which in turn should provide us with greater stability over such periods than we would experience without such awards.

In addition to the awards granted in lieu of the payment of cash bonuses, as described above, each of our NEOs then serving the Company received annual grants of restricted stock during 2024 and 2025, consistent with past practice, which vests over a period of four years from the grant date. Half of each total grant vests in monthly installments and will be earned based on continuous service by the executive over the vesting period. The vesting of the remaining half is subject to the Company’s achievement of certain performance-based criteria for the applicable year and the continuous service by the executive over the remaining vesting period. One quarter of each total grant will be eligible to vest if the Company achieves a defined annual revenue target, and an additional one quarter of each total grant will be eligible to vest if the Company achieves a defined annual operating expense target (determined on a non-GAAP basis, excluding stock-based compensation, depreciation, amortization of intangible assets, and personnel severance and reorganization activities), with a proportionate adjustment to the total performance portion of the grant if the targets are not fully met. Shares earned under the performance conditions cannot exceed the total number of performance shares, even if the sum of the revenue attainment and the expense attainment exceed 100%. Once performance against this criteria is determined, the shares that are eligible to vest will vest 25% on the determination date and then ratably over the next thirty-six months, based on continuous service by the executive.

As noted under the headings “Discretionary Bonus Compensation” and “Annual Performance-based Corporate Incentive Plan Bonus Compensation,” each of the Company’s named executive officers received grants of restricted stock in lieu of discretionary cash bonuses and corporate incentive plan bonuses for each quarter of 2024 and 2025 in which he served as an NEO. The vesting conditions for such awards were identical to the performance metrics that would otherwise have been applied to determine whether and in what amount the cash bonuses would have been earned for the applicable quarter.

Executive Benefits and Perquisites

We provide the opportunity for our named executive officers to receive certain limited perquisites and general health and welfare benefits. We also offer participation in our defined contribution 401(k) plan to our named executive officers. We provide a 20% match on all eligible employee contributions to our 401(k) plan. We provide these benefits to create additional incentives for our NEOs and to remain competitive in the general marketplace for executive talent.

Summary Compensation Table – 2025 and 2024

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
William W. Smith, Jr.	2025	450,000	—	516,675		17,421	(5)	984,096
Chairman, President and Chief Executive Officer(4)	2024	450,000	—	433,507	—	14,191	(6)	897,698
Timothy C. Huffmyer	2025	196,385	—	216,441		2,160	(8)	414,985
Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer(7)	—	—	—	—	—	—		—
James M. Kempton	2025	130,170	—	194,157		59,980	(10)	384,307
Vice President, Chief Financial Officer and Treasurer(9)	2024	247,500	—	221,007	—	4,500	(8)	473,007

(1)

The amounts in this column have historically reflected cash awards paid pursuant to the Company’s quarterly discretionary cash bonus program for executives, however this program was suspended during 2024 and 2025 and no cash payments were made thereunder to our named executive officers.

(2)

The amounts shown in this column represent the aggregate grant date fair value of Restricted Shares issued pursuant to the Company’s Equity Plan (including Restricted Shares granted in lieu of cash bonuses under the Company’s discretionary and annual corporate incentive bonus programs), in each case computed in accordance with FASB ASC Topic 718. Generally, the aggregate grant date fair value is the amount that the company expects to expense in its financial statements over the award’s vesting schedule. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the named executive officers. For Restricted Shares, the fair value is calculated using the closing price of our stock on the date of grant. The assumptions we used with respect to the valuation of stock grants are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(3)

The amounts in this column have historically reflected cash awards paid pursuant to our annual corporate incentive bonus plan, however this program was suspended during 2024 and 2025 and no cash payments were made thereunder to our named executive officers.

(4)	Mr. Smith served as the Company’s President, Chief Executive Officer and Chairman of the Board of Directors throughout 2024 and 2025. He currently serves as the Company’s Executive Chairman.

(5)	Amount comprised of $12,921 in tax preparation fees paid by the Company and 401(k) matching contributions of $4,500 made by the Company.

(6)	Amount comprised of $9,691 in tax preparation fees paid by the Company and 401(k) matching contributions of $4,500 made by the Company.

(7)

Mr. Huffmyer rejoined the Company in June 2025 as the Company’s Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer, and served in that role throughout the remainder of 2025. He currently serves as the Company’s President and Chief Executive Officer.

(8)	Amount comprised of 401(k) matching contributions made by the Company.

(9)	Mr. Kempton served as the Company’s Vice President, Chief Financial Officer and Treasurer throughout 2024 and until June 2025, at which time Mr. Kempton separated from the Company.

(10)	Amount includes $57,116 of cash severance payment and $2,864 of 401(k) matching contributions made by the Company.

Outstanding Equity Awards at December 31, 2025

The following table sets forth the number of securities underlying outstanding equity awards for each named executive officer as of December 31, 2025, comprised of outstanding unvested shares of restricted stock as of such date.

	Option Awards					Stock Awards
Named Executive Officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (1)
William W. Smith, Jr.	0	0	0	—	—	1,284	(2)	694
						6,555	(3)	3,541
						11,879	(4)	6,417
						158,593	(5)	85,672
						119,049	(6)	64,310
Timothy C. Huffmyer	0	0	0	—	—	68,359	(5)	36,928
						75,398	(6)	40,730
James M. Kempton	0	0	0	—	—	—		—

(1)	Determined by multiplying the number of shares by $0.5402, the closing price for our stock on the Nasdaq Capital Market on December 31, 2025.

(2)

Unvested portion of an award granted during 2022, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting. Shares vested in monthly installments and were fully vested in March 2026.

(3)

Unvested portion of an award granted during 2023, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting. Shares are currently vesting in monthly installments. Shares will be fully vested in March 2027.

(4)

Unvested portion of an award granted during 2024, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting. Shares are currently vesting in monthly installments. Shares will be fully vested in March 2028.

(5)

Unvested portion of an award granted during 2025, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting. Shares are currently vesting in monthly installments. Shares will be fully vested in March 2029.

(6)	Unvested portion of an award granted during 2025 in lieu of the payment of cash bonuses for third and fourth quarter 2025, all of which are subject to performance-based vesting.

Employment Agreements

Agreement with William W. Smith, Jr.

In June 2005, we agreed to make to William W. Smith, Jr., our then Chairman of the Board, President and Chief Executive Officer, who continues to serve as the Company's Executive Chairman, a lifetime payment of $6,000 annually, subject to annual increases of 5%, to commence at the time of his future retirement or resignation from employment. The agreement provides that we may, at our option, discharge our obligations under the agreement by purchasing a single premium annuity for the benefit of Mr. Smith. We estimate that it would cost approximately $65,000 to purchase such an annuity.

Other than as disclosed above, none of the named executive officers has an employment agreement with us, and the employment of each of the named executive officers may be terminated at any time at the discretion of the Board of Directors.

Potential Payments Upon Termination or Change in Control

The terms of the restricted stock award agreements associated with restricted stock granted under our Equity Plan provide that the shares of restricted stock granted thereunder automatically become fully vested, no longer subject to restrictions and freely transferable upon a “Change of Control” as such term is defined in the Equity Plan. We provide this benefit in order to properly incentivize our executives to support a Change of Control that would be deemed beneficial to our stockholders.

Pay versus Performance – 2025, 2024 and 2023

The following table reports the compensation of our principal executive officer (“PEO”) and the average compensation of the other named executive officers as reported in the Summary Compensation Table (“SCT”) for the past three fiscal years (the “Non-PEO NEOs”), as well as their “compensation actually paid” as calculated pursuant to SEC rules and certain performance measures required by the rules.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year (1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (Loss) ($) (In thousands)
2025	984,096	758,753	399,646	347,645	37.24	(30,096)
2024	897,698	403,569	486,976	239,307	19.73	(48,697)
2023	1,002,989	527,419	552,058	368,472	37.05	(24,396)

(1)

William W. Smith, Jr. was the Company’s PEO during each of 2023, 2024 and 2025. The other Non-PEO named executive officers during 2025 were Mr. Huffmyer and Mr. Kempton, who each served a partial year during 2025, and during each of 2023 and 2024 the only other named executive officer was Mr. Kempton. As each non-PEO named executive officer for 2025 served for only a portion of the year, the amounts reflected in columns (d) and (e) for 2025 reflect such partial year of service. No other person served as an executive officer during any of 2023, 2024 and 2025; consequently, no other person served as a named executive officer. Notwithstanding the foregoing, for each of years 2023 and 2024, as reported in our 2024 and 2025 proxy statements, the Company provided additional, voluntary disclosure with respect to the compensation of an additional member of the Company’s management team and amounts reported for non-PEO NEOs for each of years 2023 and 2024 include such voluntary disclosure.

(2)

“Compensation actually paid” is an SEC-derived and required reporting metric, premised on the reported total in the Summary Compensation Table for the PEO and the average Summary Compensation Table totals for the Non-PEO NEOs, subject to the adjustments set forth below to arrive at “compensation actually paid” for our PEO and for our non-PEO NEOs during each of the years set forth in the table above.

Adjustments to Determine Compensation “Actually Paid” for PEO:

	2025	2024	2023
Summary Compensation Table Total for PEO (column (b) above)	$984,096	$897,698	$1,002,989
Deduction for amounts reported under the “Stock Awards” column the SCT	$(516,675)	$(433,507)	$(393,017)
Increase for fair value at year end of awards granted during year and remain unvested at year end	$149,927	$67,427	$172,859
Increase for fair value at vesting date of awards granted during year that vested during year	$178,815	$75,975	$51,787
Change in fair value from prior year end to current year end of awards granted prior to year that were outstanding and unvested at year end	$(15,183)	$(103,120)	$(192,159)
Change in fair value from prior year end to vesting date of awards granted prior to year that vested during year	$(21,358)	$(89,563)	$(93,870)
Deduction for fair value from prior year of awards granted prior to year that were forfeited during year	$(870)	$(11,341)	$(21,170)
Compensation Actually Paid to PEO (column (c) above)	$758,753	$403,569	$527,419

Average Adjustments to Determine Average Compensation “Actually Paid” for Non-PEO NEOs:

	2025	2024	2023
Average Summary Compensation Table Total for Non-PEO NEOs (column (d) above)	$399,646	$486,976	$552,058
Deduction for the average of amounts reported under the “Stock Awards” column the SCT	$(205,299)	$(221,007)	$(209,076)
Increase for average of fair value at year end of awards granted during year and remain unvested at year end	$38,814	$34,178	$94,458
Increase for average of fair value at vesting date of awards granted during year that vested during year	$121,929	$35,509	$28,549
Change in average of fair value from prior year end to current year end of awards granted prior to year that were outstanding and unvested at year end	$0	$(54,123)	$(62,264)
Change in average of fair value from prior year end to vesting date of awards granted prior to year that vested during year	$(7,198)	$(36,094)	$(24,164)
Deduction for average of fair value from prior year of awards granted prior to year that were forfeited during year	$(248)	$(6,132)	$(11,089)
Average Compensation Actually Paid to Non-PEO NEOs (column (e) above) (1)	$347,645	$239,307	$368,472

(1) No dividends or other earnings were paid or accrued with respect to the equity contemplated in this table, and no adjustments, amendments or modifications were made with respect to any equity awards.

Compensation Actually Paid Versus Company Performance

In the “Executive Compensation” section of this proxy statement, we provide greater detail on the elements of our executive compensation program and our pay-for-performance compensation philosophy. We believe the Company’s executive compensation program and the executive compensation decisions included in the Summary Compensation Table and related disclosures appropriately reward our PEO and the other named executive officers for Company and individual performance, assist the Company in retaining our senior leadership team and support long-term value creation for our stockholders.

Comparison to Total Shareholder Return. The values included in the column for “compensation actually paid” to our PEO and to the Non-PEO NEOs is calculated in accordance with the SEC promulgated disclosure rules in each of the fiscal years reported above and over the three-year cumulative period and shows how the compensation awarded to them changed year-over-year and is generally aligned to the Company’s total shareholder return. This alignment is due to the fact that a significant portion of “compensation actually paid” is comprised of equity awards, which decreased in value during each of 2023, 2024 and 2025. The majority of equity awards granted to NEOs in 2024 were granted prior to, and therefore subject to, the Company’s 1-for-8 reverse stock split completed in April 2024. In addition, base compensation for all NEOs was reduced by 10% beginning in March 2023, no bonuses were paid to the NEOs for the second quarter 2023 performance, and additional equity award grants in 2023 replaced cash bonuses for the third and fourth quarter 2023 performance, a portion of which remained unvested at December 31, 2023, which further aligned average compensation paid to our NEOs to shareholder return throughout 2023. During each of 2024 and 2025, the 10% reduction in NEO base salaries continued throughout the year, no cash bonuses were paid to the NEOs, and additional equity award grants replaced cash bonuses for performance during each quarter of the year, a portion of which remained unvested at December 31, which further aligned average compensation paid to our NEOs to shareholder return throughout the year. As a significant portion of the equity awards granted to our NEOs during 2024 were granted prior to the Company’s 1-for-8 reverse stock split, which resulted in the number of shares eligible to vest under such awards being reduced to one-eighth of their original number, and awards granted during 2025 were not similarly impacted, the “compensation actually paid” to our NEOs during 2025 was higher than in 2024 but remained generally aligned with the Company’s total shareholder return.

Comparison to Net Income. We believe the amount of “compensation actually paid” to the PEO and to the Non-PEO NEOs is generally aligned with the Company’s net loss, as the continued net loss is relatively consistent with the non-equity related compensation, which, as indicated above, is comprised of base salary and incentive compensation. Our cash bonus compensation, which was last paid for performance during the first quarter of 2023, is generally measured based on revenue and operating expenses as compared to an operating plan, which align with the primary drivers of the net loss. The cash bonus programs that our NEOs have historically participated in were suspended beginning in the second quarter of 2023 and continuing throughout 2024 and 2025. As a result, no cash bonuses were paid to the NEOs for these periods. For each of the third and fourth quarters of 2023 and for all of 2024 and 2025, the cash bonus component of our NEOs' compensation was replaced by performance-based equity awards. The continued net losses in 2025, 2024 and 2023 also contributed to the decrease in share price over that period, which has resulted in the reductions in value of these equity awards.

Insider Trading, Restrictions on Hedging Transactions

The Company maintains insider trading policies and procedures that are reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as any listing standards applicable to the Company (including Nasdaq listing standards), which policy has been filed as an exhibit to our Annual Report on Form 10-K. Our insider trading policy guidelines acknowledge that buying or selling publicly-traded options, including buying or selling puts or calls or other hedging transactions in the Company’s stock may permit a holder to continue to own our Common Stock obtained through benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, our directors, officers and employees may no longer have the same objectives as our other stockholders. As such, the Company’s directors, officers and employees are prohibited from engaging in such transactions, except as otherwise may be approved in writing by the Company’s CFO or General Counsel, and no such transactions have been approved.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Equity awards granted to our named executive officers in 2025 were granted under our Equity Plan. The Equity Plan authorizes the issuance of stock option awards to eligible participants, however no stock option awards were granted to our executive officers under the Equity Plan during 2025. Equity awards for executive officers are approved by our board of directors upon a recommendation by our compensation committee.

Pursuant to our Equity Plan, the exercise price of stock options is the fair market value of our Common Stock on the date of the grant. When stock options are granted, the timing of grants occurs independent of the release of any material nonpublic information. We do not backdate grants of awards and do not have any program, plan, or practice to select equity award grant dates for executive officers in coordination with the release of material nonpublic information for the purpose of affecting the value of executive compensation.

Director Compensation – 2025

The following table sets forth compensation that our directors (other than Mr. Smith, who is a named executive officer and does not separately receive any compensation for his board service) earned during 2025 for service on the Board.

Name	Fees earned or paid in cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Total ($)
Andrew Arno	20,250	38,214		58,464
Thomas G. Campbell	20,250	38,214		58,464
Steven L. Elfman	20,250	38,214		58,464
Samuel Gulko	20,250	38,214		58,464
Asha Keddy	20,250	38,214		58,464
Chetan Sharma	20,250		16,925	37,175
Gregory J. Szabo	20,250	38,214		58,464

(1)

The amounts shown represent the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions we used with respect to the valuation of stock awards are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	As of December 31, 2025, Mr. Sharma held unexercised stock options to purchase 25,000 shares.

Summary of Director Compensation

Non-employee members of the Board of Directors receive quarterly fees for Board and committee service and are reimbursed for their out-of-pocket expenses in connection with service on the Board of Directors. During 2025, the quarterly fee paid to our non-employee directors was set at $7,500, however the Board determined to maintain a temporary 10% reduction in Board fees which was first implemented in March 2023 and remains in place. Non-employee members of the Board of Directors are eligible to receive discretionary awards under our Equity Plan. On January 23, 2025, each non-employee director other than Mr. Sharma received a grant of 25,000 shares of unrestricted stock valued at $1.26 per share, which were fully vested at the time of grant, and at his election Mr. Sharma received a stock option for 25,000 shares. On October 9, 2025, in lieu of the quarterly cash fee for the fourth quarter 2025, each non-employee director other than Mr. Sharma received a grant of 7,993 shares of unrestricted stock valued at $0.84 per share, which were fully vested at the time of grant, and at his election Mr. Sharma opted to forego such award. William W. Smith, Jr., who is also a named executive officer, does not receive any separate compensation for his service as a director.

ANNUAL REPORT

Our Annual Report on Form 10-K for the 2025 fiscal year, filed with the Securities and Exchange Commission on March 5, 2026, is being furnished, via the internet, to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material. Stockholders may also obtain a copy of the Annual Report, including the financial statements and financial statement schedules, without charge, by writing to Investor Relations at our principal executive offices located at 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding Smith Micro, are also available on our website at http://www.smithmicro.com or the Securities and Exchange Commission’s public website at http://www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. For stockholders requesting paper copies of the proxy statement, a single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Investor Relations, Smith Micro Software, Inc., 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237 or your oral request to the Smith Micro at (412) 837-5300. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our Investor Relations department if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

We know of no other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by a stockholder’s submission of their proxy.

All stockholders are urged to vote by following the instructions on the Notice or, if printed proxy materials were received, by following the instructions provided with printed proxy materials.

By Order of the Board of Directors,

/s/Jennifer M. Reinke
Jennifer M. Reinke
Secretary
Pittsburgh, Pennsylvania
[____], 2026

Appendix A

Amendment to Smith Micro Software, Inc.

Amended and Restated Omnibus Equity Incentive Plan

The Smith Micro Software, Inc. Amended and Restated Omnibus Equity Incentive Plan (the “Plan”) is hereby amended as of the effective date set forth below, as follows:

1.	Section 5.1(a) shall be stricken and replaced in its entirety with the following:

Share Reserve. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. The maximum aggregate number of Shares which may be issued pursuant to all Awards may not exceed Ten Million Five Hundred Seventy-Eight Thousand One Hundred Twenty-Five (10,578,125) (subject to adjustment in the same manner provided in Article XV with respect to Shares subject to Awards then outstanding) (the “Share Reserve”).

2.	Section 5.1(b)(i) shall be stricken and replaced it ins entirety with the following:

(i) Any Award that is not a Full Value Award shall be debited against the Share Reserve as one Share for each Share subject to such Award, and any Award that is a Full Value Award shall be debited against the Share Reserve as one Share for each Share subject to such Award.

The remaining provisions of the Plan are not modified or changed by this Amendment.

This Amendment was adopted by the Board of Directors of Smith Micro Software, Inc. on March 31, 2026 and by its stockholders on [__________], 2026, and shall become effective on the date of such stockholder approval (the “effective date”).

By:

Name:

Title:

Appendix B

Form of Common Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

SMITH MICRO SOFTWARE, INC.

Warrant Shares: _____	Issue Date: _____

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _________________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, including for the avoidance of doubt Section 2(f) hereof, at any time on or after the six (6) month anniversary of the Issue Date set forth above (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on _____ (the “Termination Date”) but not thereafter, to subscribe for and purchase from Smith Micro Software, Inc., a Delaware corporation (the “Company”), up to _____ (_____) shares (as subject to adjustment hereunder, the “Warrant Shares”) of common stock of the Company, par value $0.001 per share, (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.          Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Note Purchase Agreement, dated as of September __, 2025, by and among the Company and the purchasers signatory thereto, as amended, modified or supplemented from time to time in accordance with its terms (the “Note Purchase Agreement”).

Section 2.          Exercise.

a)        Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Annex A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank, in either case in immediately available funds, unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. The Company shall have no obligation to inquire with respect to or otherwise confirm the authenticity of the signature(s) contained on any Notice of Exercise nor the authority of the person so executing such Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)        Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $_____, subject to adjustment hereunder (the “Exercise Price”).

c)        Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the reasonable fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the reasonable fees and expenses of which shall be paid by the Company.

d)        Mechanics of Exercise.

i.          Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company’s transfer agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that the Company shall have received payment of the aggregate Exercise Price (other than in the case of a cashless exercise) within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay, beginning one Trading Day after the Warrant Share Delivery Date, to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of the delivery of the Notice of Exercise.

ii.         Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares remaining available under this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.        Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise by delivering written notice to the Company at any time prior to the delivery of such Warrant Shares (in which case any liquidated damages payable under Section 2(d)(i) shall no longer be payable).

iv.         Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including reasonable and customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of this Warrant to purchase shares of Common Stock with an aggregate actual sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v.         No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.        Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the assignment form attached hereto as Annex B (the “Assignment Form”) duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.        Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)        Beneficial Ownership Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below), unless and to the extent such Holder waives in writing the application of this provision in writing as set forth on the Exercise Notice. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith and the calculations required under this Section 2(e). To the extent that the limitation contained in this Section 2(e) applies and has not been expressly waived, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this Section 2(e) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this Section 2(e) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2(e) shall apply to a successor holder of this Warrant.

f)        Additional Limitation on Beneficial Ownership. In addition to the provisions set forth in Section 2(e) above, no adjustment shall be made to the Exercise Price or number of shares for which this Warrant is exercisable pursuant to Sections 3(e) and (f) below, unless and until the stockholders of the Company have approved such adjustment mechanisms.

g)        Stockholder Approval. The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be held no later than June 30, 2026 (the “Stockholder Meeting Deadline”), a proxy statement, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the issuance of the shares of Common Stock exercisable pursuant to this Warrant in compliance with the rules and regulations of Nasdaq (the “Stockholder Approval”, and the date the Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company's reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held within 90 days later. If, despite the Company's reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained. Notwithstanding the above, the Company shall hold a Stockholder Meeting or seek Stockholder Approval any time following the time when the Warrants are no longer outstanding.

Section 3.          Certain Adjustments.

a)        Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)        Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time while this Warrant is outstanding the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation); provided, that such Purchase Right shall terminate on, and shall not be held in abeyance for any period subsequent to the Termination Date.

c)        Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation); provided, that such Purchase Right shall terminate on, and shall not be held in abeyance for any period subsequent to the Termination Date.

d)        Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company (and all of its subsidiaries, taken as a whole), directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person (other than for the purpose of changing the Company’s name and/or the jurisdiction of incorporation of the Company or a holding company for the Company), (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires securities representing more than 50% of the aggregate voting power, including the power to vote on the election of directors of the Company, of the issued and outstanding equity securities of the Company, in each case (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction (other than (x) any stock split or reverse stock split, (y) any transaction effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (z) any holding company reorganization or parent-subsidiary merger not requiring stockholder approval pursuant to Sections 251(g) or 253 of the Delaware General Corporation Law (or any successor provisions thereof)), the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg, L.P. (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the announcement of the contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day immediately prior to the consummation of such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five (5) Trading Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall require any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e)        Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 3(e), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein). Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(e) in respect of an Exempt Issuance (as defined below). The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(e), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(e), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction (as defined below), the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised.

f)        Stock Combination Event. In addition to the adjustments set forth in Section 3(a), if at any time while this Warrant is outstanding there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”), the Holder may select any VWAP of the Common Stock during the period commencing on the fifth (5th) Trading Day preceding the Stock Combination Event Date and ending on the fifth (5th) Trading Day after the Stock Combination Event Date (such VWAP selected by the Holder, the “Event Market Price”), and at such time that the Holder so selects and notifies the Company of the same, the Exercise Price then in effect (after giving effect to the adjustment in Section 3(a) above) shall be reduced (but in no event increased) to the Event Market Price. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 3(f), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

g)        Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

h)        Notice to Holder.

i.            Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.            Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (and all of its subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email or other address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

i)        Voluntary Adjustment by Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company unless such reduction would result in the Company violating any rules of its principal trading market.

Section 4.          Transfer of Warrant.

a)        Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and the provisions of the Note Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers a duly executed Assignment Form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)        New Warrants. Subject to compliance with applicable securities laws, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)        Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)        Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Warrant, as the case may be, provide to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the transfer of this Warrant does not require registration under the Securities Act, and (ii) comply with the provisions of the Note Purchase Agreement.

e)        Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.          Miscellaneous.

a)        No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” basis pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b)        Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)        Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

d)        Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)        Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Note Purchase Agreement.

f)        Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)        Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Note Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)        Notices. Any notice, request or other document required or permitted to be given or delivered by the Holder by the Company shall be delivered in accordance with the notice provisions of the Note Purchase Agreement.

i)        Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)        Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)        Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by such Holder.

l)        Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)      Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)        Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o)        Electronic Signatures. Electronically scanned and transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Warrant.

p)        Certain Defined Terms. In addition to the terms defined elsewhere in this Warrant, for all purposes of this Warrant, the following terms have the meanings set forth in this Section 5(p):

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Equivalents” means any securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or Common Stock Equivalents to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (“Board Approval”) for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder, and/or other securities upon the exercise or exchange of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to a transaction with one or more of the Holders (or their affiliates) or one or more of those Purchasers (as defined in that certain securities purchase agreement dated as of July 17, 2025).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, as the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means the Note Purchase Agreement, this Warrant, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated by the Note Purchase Agreement.

“Transfer Agent” means Computershare Inc.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided, however, that, after the seventy five (75) day anniversary of the date of this Warrant, the entry into and/or issuance of shares of Common Stock in an “at the market” offering shall not be deemed a Variable Rate Transaction.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SMITH MICRO SOFTWARE, INC.

By:
Name:
Title:

[Signature Page to Warrant]

Annex A

NOTICE OF EXERCISE

TO:         SMITH MICRO SOFTWARE, INC.

(1)       The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)         Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)            Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(4)          Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(5)        Waiver of Beneficial Ownership Limitation pursuant to Section 2(e). By checking this box, Holder hereby waives the application of Section 2(e) and the Beneficial Ownership Limitation as defined therein: ☐

The Warrant Shares shall be delivered to the following DWAC Account Number:

Broker:
Broker No.
Broker Contact Name:
Broker Contact Phone:
Broker Contact E-mail
Account No.
Account Name:

Signature of Holder:

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

Annex B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:

Holder’s Signature:

Holder’s Address:

Appendix C

Form of Purchase Agreement

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November 5, 2025, between Smith Micro Software, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and an exemption from the registration requirements of Section 5 of the Securities Act (as defined below) contained in Section 4(a)(2) thereof and/or Regulation D thereunder as to the Shares and the Common Warrants, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Closing” means each closing of the purchase and sale of the Shares and Common Warrants pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares and Common Warrants, in each case, have been satisfied or waived, but in no event later than the first (1st) Trading Day following the date hereof (or the second (2nd) Trading Day following the date hereof if this Agreement is signed on a day that is not a Trading Day or after 4:00 PM (New York City time) and before midnight (New York City time) on a Trading Day).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Common Warrant Shares” means the shares of Common Stock issuable upon exercise of the Common Warrants.

“Common Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which warrants shall be exercisable on or after the Stockholder Approval Date and have a term of exercise equal to five years following the initial exercise date, in the form of Exhibit A attached hereto.

“Company Counsel” means Buchanan Ingersoll & Rooney PC.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:15 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise agreed as to an earlier time by the Company and the Purchasers, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:15 a.m. (New York City time) on the date hereof, unless otherwise agreed as to an earlier time by the Company and the Purchasers.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or Common Stock Equivalents to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (“Board Approval”) for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, and/or other securities upon the exercise or exchange of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment lease financing, credit agreement, real property lease or other commercial transaction, provided that the primary purpose thereof is not to raise equity capital, subject to Board Approval (d) Shares (in each case with accompanying Common Warrants) issued to other Purchasers pursuant to this Agreement (with respect to the Shares); and (e) securities issued in the Registered Direct Offering.

“Per Share Purchase Price” equals $0.6708, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing Date.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pre-Existing Warrant Adjustment” means an automatically triggered, anti-dilution adjustment to the exercise price and number of shares for which a Protected Warrant is exercisable in accordance with the terms thereof.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the final base prospectus filed for the Registration Statement, including all information, documents and exhibits filed with or incorporated by reference into such base prospectus.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to the purchasers in connection with the Closing of the Registered Direct Offering, including all information, documents and exhibits filed with or incorporated by reference into such supplement to the Prospectus.

“Protected Warrants” mean those certain common stock warrants issued by the Company pursuant to and in connection with (x) that certain Securities Purchase Agreement by and between the Company and the purchasers signatory thereto dated July 17, 2025, (y) those certain Note Purchase Agreements by and between the Company and the purchasers signatory thereto effective September 11, 2025, and (z) that certain Note Purchase Agreement by and between the Company and the purchasers signatory thereto dated September 29, 2025, each as discussed further in the Company’s SEC Reports.

“Registered Direct Offering” means the issuance by the Company of (i) registered shares of Common Stock (or pre-funded warrants in lieu thereof, as applicable) (and accompanying unregistered warrants exercisable for an equivalent number of unregistered shares of Common Stock) to be issued to certain institutional and accredited investors pursuant to the terms of a Securities Purchase Agreement entered into on even date herewith (ii) unregistered shares of Common Stock to be issued to an advisor in connection with the transactions contemplated by the Securities Purchase Agreement entered into on even date herewith.

“Registration Statement” means the effective registration statement with Commission (File No. 333-287029), including all information, documents and exhibits filed with or incorporated by reference into such registration statement, which registers, inter alia, the sale of the securities to the purchasers in the Registered Direct Offering.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Shares, the Common Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, as the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Stockholder Approval” shall have the meaning ascribed to such term in Section 4.14.

“Stockholder Approval Date” shall have the meaning ascribed to such term in Section 4.14.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Common Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth in the SEC Reports and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Common Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Inc.

ARTICLE II.
PURCHASE AND SALE

2.1    Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of 2,236,136 Shares and accompanying Common Warrants. Each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Shares and a Common Warrant, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Within one (1) Trading Day of the satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur by means of remote electronic exchange and release of signature pages or pursuant to such other method as the parties shall mutually agree.

2.2    Deliveries.

(a)    On or prior to the Closing Date (except as indicated below), the Company shall deliver or cause to be delivered to each participating Purchaser the following:

(i)    this Agreement duly executed by the Company;

(ii)    the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Company’s Chief Financial Officer;

(iii)    a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver either in book entry or on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(iv)    a Common Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to one hundred percent (100%) of such Purchaser’s Shares, with an exercise price equal to $0.6708, subject to adjustment therein; and

(v)    such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as each Purchaser or its counsel may reasonably request.

(b)    On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)    this Agreement duly executed by such Purchaser; and

(ii)    such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company.

2.3    Closing Conditions.

(a)    The obligations of the Company hereunder in connection with Closing are subject to the following conditions being met:

(i)    the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)    all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)    the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)    The respective obligations of the Purchasers hereunder in connection with Closing are subject to the following conditions being met:

(i)    the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)    all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)    the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)    there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)    from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(vi)    the Company shall have filed with the Nasdaq Capital Market an application for the listing of the shares of the Shares and the Common Warrant Shares on the Nasdaq Capital Market, a copy of which shall have been provided to the Purchasers, and the Nasdaq Capital Market shall have raised no objection with respect thereto; and

(vii)    no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, or as disclosed in the reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Registration Statement, the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”), the Company hereby makes the following representations and warranties to the Purchasers:

(a)    Organization and Good Standing. The Subsidiaries of the Company are set forth in the SEC Reports. Each of the Company and its active Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its Subsidiaries has full corporate, limited liability or other entity power and authority, as applicable, to own its properties and conduct its business as currently being carried on and as described in the SEC Reports, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have (a) a material adverse effect upon the business, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (“Material Adverse Effect”). All of the issued and outstanding shares of capital stock of each Subsidiary has been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the SEC Reports, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.

(b)    No Violations or Defaults. Neither the Company nor any of its Subsidiaries (A) is in violation of its respective charters, bylaws or other organizational documents, (B) is in breach of or otherwise in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the performance or observance of any term, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its material property or assets is subject, (C) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject, including the Sarbanes-Oxley Act of 2002; or (D) is in violation of any applicable requirements set forth in the rules of the Exchange Act; except, in the case of clauses (B), (C) and (D) of this paragraph (b), for any breaches, violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect and except in the case of clause (C) of this paragraph, non-compliance with certain listing or maintenance requirements of a Trading Market as set forth in the SEC Reports.

(c)    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) application(s) to each applicable Trading Market for the listing of the Shares and Common Warrant Shares for trading thereon in the time and manner required thereby, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (iv) the Stockholder Approval (such approvals, the “Required Approvals”).

(d)    Authorization; No Conflicts; Authority. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Common Warrants have been duly authorized, and when executed and delivered by the Company, shall constitute a valid, legal and binding obligation of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the Company’s charter or by-laws or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (each, a “Governmental Authority”), except in the case of clause (A) or (C) as would not result in a Material Adverse Effect. No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Shares by the Company, except such as may be required under the Act, the rules of the Financial Industry Regulatory Authority (“FINRA”) or state securities or blue sky laws; and the Company has full power and authority to enter into this the Transaction Documents and to consummate the transactions contemplated hereby and thereby, including the authorization, issuance and sale of the Securities as contemplated by this Agreement.

(e)   Issuance of the Securities; Registration. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. When paid for and issued in accordance with this Agreement, the Common Warrants will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Common Warrant Shares, when issued in accordance with the terms of the Common Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of Shares issuable pursuant to this Agreement and the Common Warrants.

(f)    Capitalization. The capitalization of the Company as of the date hereof is as set forth in the SEC Reports as of the time of filing of such SEC Reports. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing, and the holders thereof are not subject to personal liability by reason of being such holders. Except as set forth in the SEC Reports or Disclosure Schedules, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound. Except as a result of the purchase and sale of the Securities, the Registered Direct Offering or as set forth in the SEC Reports or pursuant to awards granted under any Company stock option, stock bonus or other stock plan or arrangements (the “Company Stock Plans”), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. Except as set forth in the SEC Reports, there are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. Other than the Stockholder Approval, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(g)    SEC Reports. The Company has filed all SEC Reports on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(h)    Financial Statements. The financial statements of the Company, together with the related notes, set forth in the SEC Reports comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the Company and its consolidated Subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved.

(i)    Absence of Certain Events; Undisclosed Events, Liabilities or Developments. Except for Exempt Issuances and except as otherwise set forth in the SEC Reports or Disclosure Schedules, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants, issuance of shares pursuant to Company Stock Plans, forfeiture of shares subject to restricted stock awards in accordance with their vesting terms or in connection with tax withholding, settlement of restricted stock units or conversion of convertible securities), or any material change in the short-term or long-term debt (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, restricted stock units, convertible securities or other rights to purchase the capital stock, of the Company or any of its Subsidiaries, or any event or development that has had a Material Adverse Effect or any development which could reasonably be expected to result in any Material Adverse Effect. Except for (i) the issuance of the Securities contemplated by this Agreement, (ii) the Registered Direct Offering, or (iii) as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j)    Absence of Proceedings. There is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) (a) to which the Company or any of its Subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company or any Subsidiary, any employee benefit plan sponsored by the Company or any Subsidiary or any property or assets owned or leased by the Company or any Subsidiary before or by any court or Governmental Authority, or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents or which are otherwise material in the context of the sale of the Securities.

(k)  Labor Relations. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(l)    Compliance with Laws. The Company and each of its Subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(m)   Compliance with Environmental Laws. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim. Neither the Company nor any of its Subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

(n)  Ownership of Assets. The Company and its Subsidiaries have good and marketable title to all property (whether real or personal) owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the SEC Reports or as would not, individually or in the aggregate, result in a Material Adverse Effect. The property held under lease by the Company and its Subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its Subsidiaries.

(o)   Intellectual Property. The Company and each of its Subsidiaries owns, possesses, or can acquire on reasonable terms, all Intellectual Property (as defined below) necessary for the conduct of the Company’s and it Subsidiaries’ business as now conducted, except as such failure to own, possess, or acquire such rights would not result in a Material Adverse Effect. Furthermore, except as set forth in the SEC Reports or the Disclosure Schedules, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not result in a Material Adverse Effect; (B) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any objective facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and its Subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and its Subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (D) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, and neither the Company or any of its Subsidiaries has received any written notice of such claim. “Intellectual Property” shall mean all patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, copyright registrations, licenses, inventions, trade secrets, Internet domain names, Internet domain name registrations, technology, registrations, trade secret rights, know-how and other intellectual property.

(p)    Insurance. The Company and each of its Subsidiaries carries, or is covered by, insurance from reputable insurers in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and the properties of its Subsidiaries and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its Subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(q)   Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as may be disclosed in the Company’s SEC Reports, the Company’s internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company and its Subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(r)    Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(s)   Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(t)    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as disclosed in the SEC Reports, the Company is currently in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(u)    Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(v)   Disclosure. Except with respect to the material terms and conditions of (i) the transactions contemplated by the Transaction Documents and (ii) the Registered Direct Offering (including the Registration Statement, Prospectus, and Prospectus Supplement relating thereto), the Company confirms that as of the time of the Closing, neither it nor any other Person acting on its behalf has provided to any Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading (it being understood that such disclosure furnished by or on behalf of the Company to the Purchasers includes the SEC Reports). The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1(hh) hereof.

(w)  No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.1(hh), neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of the Shares, the Common Warrants or Common Warrant Shares under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(x)    Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company has no current intention of filing for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports or Disclosure Schedules set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto) or disclosed the SEC Reports, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with United States generally accepted accounting principles. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(y)   Tax Status. The Company and its Subsidiaries (A) have timely filed all federal, state, local and foreign income and franchise tax returns, or allowable extensions related thereto, required to be filed and (B) are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its Subsidiaries is contesting in good faith; except those, in each of the cases described in clauses (A) and (B) of this paragraph (x), that would not, singularly or in the aggregate, have a Material Adverse Effect. There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in its SEC Reports.

(z)   Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its Subsidiaries, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, each in their respective roles with the Company, has not violated, its participation in the offering will not violate, and the Company and each of its Subsidiaries has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws: anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality in which the Company does business, including but not limited to any applicable law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”), as amended, the U.K. Bribery Act 2010 (to the extent applicable), or any other applicable law, rule or regulation of similar purposes and scope, or anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

(aa)    Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(bb)   Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 3.2(f) hereof), it is understood and acknowledged by the Company that: (i) no Purchaser has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by a Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) a Purchaser, and counter-parties in “derivative” transactions, if any, to which a Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) no Purchaser shall be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) a Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(cc)    Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clause (iii), compensation paid to a placement agent in connection with the Registered Direct Offering.

(dd)    Stock Option Plans. Except as described in the SEC Reports or pursuant to the Registered Direct Offering or awards granted under Company Stock Plans, there are no options, warrants, restricted stock units, agreements, contracts or other rights in existence to purchase or acquire from the Company or any Subsidiary of the Company any shares of the capital stock of the Company or any Subsidiary of the Company. The description of the Company Stock Plans, and the options (the “Options”) or other rights granted thereunder, set forth in the SEC Reports accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Each grant of an Option (A) was duly authorized no later than the date on which the grant of such Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto and (B) was made in accordance with the terms of the applicable Company Stock Plan, and all applicable laws and regulatory rules or requirements, including all applicable federal securities laws.

(ee)    Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ff)    U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon a Purchaser’s request.

(gg)    Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(hh)   Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares, the Common Warrants or the Common Warrant Shares by the Company to the Purchasers as contemplated hereby.

(ii)    No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Shares, Common Warrants or Common Warrant Shares by any form of general solicitation or general advertising. The Company has offered the Shares, the Common Warrants and Common Warrant Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(jj)   No Disqualification Events. With respect to the Shares, the Common Warrants and Common Warrant Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(kk)    [Reserved].

(ll)  Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

3.2    Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)    Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)    Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that the Shares, Common Warrants and the Common Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(c)    Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Common Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act.

(d)    Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)    Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f)    Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received information, whether oral or written, from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.1(hh) shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.
COVENANTS

4.1    Best Efforts. Each Purchaser shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in this Agreement.

4.2    Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Purchasers.

4.3    Reporting Status. The Company shall take all actions necessary to maintain its eligibility to register the Shares and Warrant Shares for resale by the Purchasers on Form S-3, or if not available, Form S-1.

4.4    Furnishing of Information. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Common Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.5    Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.6    Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers (who are not otherwise officers or directors of the Company) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser who is not otherwise an officer or director of the Company, or its respective agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser who is not otherwise an officer or director of the Company shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates, on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.7    Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents (all of which Purchaser has consented to receive), which shall be disclosed pursuant to Section 4.3, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser (other than those who are officers or directors of the Company) or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser (other than those who are officers or directors of the Company) shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser (other than those who are officers or directors of the Company) without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that such Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser (other than those who are officers or directors of the Company) shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9    Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for working capital and general corporate purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s currently outstanding debt (other than payment of trade payables and insurance premium financing obligations in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any currently outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.10    Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

4.11    Subsequent Equity Sales.

(a)    From the date hereof until thirty (30) days after the Closing Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents, other than the Registered Direct Offering, or (ii) file any registration statement or amendment or supplement thereto, other than filing a registration statement on Form S-8 in connection with any employee benefit plan or filing a registration statement relating to the resale of the Shares and Warrant Shares, and any unregistered shares of Common Stock and unregistered warrant shares underlying warrants issued in the Registered Direct Offering.

(b)    From the date hereof until three (3) months after the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided, however, that, after the seventy five (75) day anniversary of the Closing Date, the entry into and/or issuance of shares of Common Stock in an “at the market” offering shall not be deemed a Variable Rate Transaction. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c)    Notwithstanding the foregoing, this Section 4.10 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

(d)    A Pre-Existing Warrant Adjustment shall not be deemed a Variable Rate Transaction at any time the Protected Warrants remain outstanding.

(e)    This Section 4.10 shall supersede any prior agreements between the Company and any Purchaser relating to any Variable Rate Transaction.

4.12    Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

4.13    General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.14    Stockholder Approval. The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be held no later than June 30, 2026 (the “Stockholder Meeting Deadline”), a proxy statement, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the issuance of the Securities (the “Stockholder Approval”, and the date the Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held within 90 days later. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained. Notwithstanding the above, the Company shall not be required to hold a Stockholder Meeting or seek Stockholder Approval any time following the time when the Warrants are no longer outstanding.

4.15    Books and Records. The Company will keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the asset and business of the Company and its Subsidiaries in accordance with GAAP.

ARTICLE V.
REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

5.1    Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Warrants in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee) and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Purchaser or its legal representatives.

5.2    Transfer Agent Instructions. On or prior to Closing, the Company shall issue irrevocable instructions to the Transfer Agent in a form reasonably acceptable to each of the Purchasers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares (to the extent unrestricted shares are issued) to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Purchaser or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon exercise of the Warrants. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

5.3    Warrant Shares. The Common Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Common Warrants and Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Warrants under the Securities Act. The Purchasers agree to the imprinting, so long as is required by this Agreement and the Common Warrant, of a legend on any of the Common Warrants and Warrant Shares in the form contained in the Common Warrant as set forth in Exhibit A. If all or any portion of a Common Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Common Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the effectiveness of the registration statement registering the sale or resale of the Warrant Shares, such registration statement is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the holders of the Common Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use its commercially reasonable efforts to keep a registration statement registering the issuance or resale of the Warrant Shares effective from the initial effectiveness of such registration statement in accordance with Section 4.13 and thereafter during the term of the Common Warrants.

5.4    Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend referenced above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Purchaser’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Purchaser provides the Company with an opinion of counsel to such Purchaser, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Purchaser delivers such legended certificate representing such Securities to the Company) following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Purchaser as may be required above in this Section or as reasonably required by the Company’s transfer agent, as directed by such Purchaser, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and such Securities are Warrant Shares, credit the aggregate number of shares of Common Stock to which such Purchaser shall be entitled to such Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in FAST, issue and deliver (via reputable overnight courier) to such Purchaser, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Purchaser or its designee (the date by which such credit is so required to be made to the balance account of such Purchaser’s or such Purchaser’s designee with DTC or such certificate is required to be delivered to such Purchaser pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to such Purchaser or such Purchaser’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

5.5    Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to a Purchaser (or its designee) by the Required Delivery Date, either (I) if the Transfer Agent is not participating in FAST, a certificate for the number of Warrant Shares (as the case may be) to which such Purchaser is entitled and register such Warrant Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of such Purchaser or such Purchaser’s designee with DTC for such number of Warrant Shares submitted for legend removal by such Purchaser pursuant to Section 5.4 above or (II) if the registration statement covering the resale of the Shares and Warrant Shares (as the case may be) submitted for legend removal by such Purchaser pursuant to Section 5.4 above (the “Unavailable Shares”) is not available for the resale of such Unavailable Shares pursuant to its terms and the Company fails to promptly (x) so notify such Purchaser and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares submitted for legend removal by such Purchaser pursuant to Section 5.4 above to such Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to such Purchaser, the Company shall pay in cash to such Purchaser on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to such Purchaser on or prior to the Required Delivery Date and to which such Purchaser is entitled, and (B) any trading price of the Common Stock selected by such Purchaser in writing as in effect at any time during the period beginning on the date of the delivery by such Purchaser to the Company of the applicable Warrant Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver a certificate to a Purchaser and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, credit the balance account of such Purchaser or such Purchaser’s designee with DTC for the number of shares of Common Stock to which such Purchaser submitted for legend removal by such Purchaser pursuant to Section 5.4 above (ii) below or (II) a Notice Failure occurs, and if on or after such Trading Day such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of shares of Common Stock submitted for legend removal by such Purchaser pursuant to Section 5.4 above that such Purchaser is entitled to receive from the Company (a “Buy-In”), then the Company shall, within two (2) Trading Days after such Purchaser’s request and in such Purchaser’s discretion, either (i) pay cash to such Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the shares of Common Stock so purchased) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit such Purchaser’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to such Purchaser a certificate or certificates or credit the balance account of such Purchaser or such Purchaser’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to such Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Warrant Shares that the Company was required to deliver to such Purchaser by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the Warrants) of the shares of Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Warrant Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit such Purchaser’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof.

ARTICLE VI.
OTHER AGREEMENTS OF THE PARTIES

6.1    Indemnification of Purchasers. Subject to the provisions of this Section, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 6.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

6.2    Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Common Warrants.

6.3    Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing or quotation of all of the Shares and the Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded or quoted on any other Trading Market, it will then include in such application all of the Shares and the Warrant Shares, and will take such other action as is necessary to cause all of the Shares and the Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the DTC or another established clearing corporation, including, without limitation, by timely payment of fees to the DTC or such other established clearing corporation in connection with such electronic transfer.

6.4    Equal Treatment of Purchasers. No consideration (including any modification of this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

6.5    Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries, after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

6.6    Exercise Procedures. The form of Notice of Exercise included in the Common Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Common Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Common Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Common Warrants. The Company shall honor exercises of the Common Warrants and shall deliver Common Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

6.7    Registration Rights. On or before the sixtieth (60th) day following the Closing Date, the Company will file a registration statement with the Commission registering for resale the Shares and Common Warrant Shares issued in the Closing, and such registration statement will be declared effective by the Commission no later than one hundred twenty (120) days following the Closing Date.

ARTICLE VII.
MISCELLANEOUS

7.1    Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

7.2    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

7.3    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.4    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

7.5    Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Shares and Common Warrants based on the Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of at least 50.1% in interest (based on the Subscription Amounts hereunder) of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 7.5 shall be binding upon each Purchaser and holder of Securities and the Company.

7.6    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

7.8    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.9    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 6.1, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

7.10    Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

7.11    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

7.12    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

7.13    Rescission and Withdrawal Right. To the fullest extent permitted by law, notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Common Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Common Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

7.14    Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

7.15    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.16    Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

7.18    Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

7.19    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

7.20    Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

7.21    WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SMITH MICRO SOFTWARE, INC.	Address for Notice:

By:	Smith Micro Software, Inc.
Name:	5800 Corporate Drive
Title:	Pittsburgh, PA 15237 Telephone: (412) 837-5330 Attention: Timothy C. Huffmyer E-Mail: thuffmyer@smithmicro.com

With a copy to legal@smithmicro.com

With a copy to (which shall not constitute notice):

Buchanan Ingersoll & Rooney
Union Trust Building
501 Grant St., Suite 200
Pittsburgh, PA, 15219
Telephone: (412) 562-8444 or (412) 562-5266
Attention: Jennifer Minter or Brian Novosel
E-Mail: jennifer.minter@bipc.comor brian.novosel@bipc.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount : $

Subscription Amount : $

Shares:

Common Warrant Shares:

Beneficial Ownership Blocker:	☐4.99%	☐9.99%

EIN Number:

[PURCHASER SIGNATURE PAGE TO SMSI SECURITIES PURCHASE AGREEMENT]

Exhibit A to Securities Purchase Agreement

Form of Common Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

SMITH MICRO SOFTWARE, INC.

Warrant Shares: ___________________	Issue Date: November 6, 2025

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, __________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after Stockholder Approval Date, as such term is defined in Section 4.14 of the PIPE Purchase Agreement (the “Initial Exercise Date”), and on or prior to 5:00 p.m. (New York City time) on the fifth (5th) anniversary of the Stockholder Approval Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Smith Micro Software, Inc., a Delaware corporation (the “Company”), up to _____ (____) shares (as subject to adjustment hereunder, the “Warrant Shares”) of common stock of the Company, par value $0.001 per share, (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.          Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain securities purchase agreement, dated as of November 5, 2025, among the Company and the purchasers signatory thereto, as amended, modified or supplemented from time to time in accordance with its terms (the “PIPE Purchase Agreement”).

Section 2.          Exercise.

a)        Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Annex A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank, in either case in immediately available funds, unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. The Company shall have no obligation to inquire with respect to or otherwise confirm the authenticity of the signature(s) contained on any Notice of Exercise nor the authority of the person so executing such Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)        Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.6708, subject to adjustment hereunder (the “Exercise Price”).

c)        Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the reasonable fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the reasonable fees and expenses of which shall be paid by the Company.

d)        Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company’s transfer agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that the Company shall have received payment of the aggregate Exercise Price (other than in the case of a cashless exercise) within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay, beginning one Trading Day after the Warrant Share Delivery Date, to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of the delivery of the Notice of Exercise.

ii.            Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares remaining available under this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.            Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise by delivering written notice to the Company at any time prior to the delivery of such Warrant Shares (in which case any liquidated damages payable under Section 2(d)(i) shall no longer be payable).

iv.            Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including reasonable and customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of this Warrant to purchase shares of Common Stock with an aggregate actual sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v.            No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.            Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the assignment form attached hereto as Annex B (the “Assignment Form”) duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.            Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)        Beneficial Ownership Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below), unless and to the extent such Holder waives in writing the application of this provision in writing as set forth on the Exercise Notice. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith and the calculations required under this Section 2(e). To the extent that the limitation contained in this Section 2(e) applies and has not been expressly waived, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this Section 2(e) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this Section 2(e) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2(e) shall apply to a successor holder of this Warrant.

Section 3.          Certain Adjustments.

a)        Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)        Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time while this Warrant is outstanding the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation); provided, that such Purchase Right shall terminate on, and shall not be held in abeyance for any period subsequent to the Termination Date.

c)        Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation); provided, that such Purchase Right shall terminate on, and shall not be held in abeyance for any period subsequent to the Termination Date.

d)         Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company (and all of its subsidiaries, taken as a whole), directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person (other than for the purpose of changing the Company’s name and/or the jurisdiction of incorporation of the Company or a holding company for the Company), (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires securities representing more than 50% of the aggregate voting power, including the power to vote on the election of directors of the Company, of the issued and outstanding equity securities of the Company, in each case (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction (other than (x) any stock split or reverse stock split, (y) any transaction effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (z) any holding company reorganization or parent-subsidiary merger not requiring stockholder approval pursuant to Sections 251(g) or 253 of the Delaware General Corporation Law (or any successor provisions thereof)), the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, if the Fundamental Transaction is not within the Company's control, including not approved by the Company's Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg, L.P. (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the announcement of the contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day immediately prior to the consummation of such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five (5) Trading Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall require any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e)        Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f)        Notice to Holder.

i.            Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.            Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (and all of its subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email or other address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

g)        Voluntary Adjustment by Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company unless such reduction would result in the Company violating any rules of its principal trading market.

Section 4.          Transfer of Warrant.

a)        Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, and to the provisions of Article V of the PIPE Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers a duly executed Assignment Form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)        New Warrants. Subject to compliance with applicable securities laws, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)        Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)          Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Warrant, as the case may be, provide to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the transfer of this Warrant does not require registration under the Securities Act, and (ii) comply with the provisions of Section 7.7 of the PIPE Purchase Agreement.

e)          Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.          Miscellaneous.

a)        No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” basis pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b)        Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)        Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

d)        Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)        Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the PIPE Purchase Agreement.

f)        Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)        Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the PIPE Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)        Notices. Any notice, request or other document required or permitted to be given or delivered by the Holder by the Company shall be delivered in accordance with the notice provisions of the PIPE Purchase Agreement.

i)        Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)        Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)        Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by such Holder.

l)        Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)      Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)        Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o)        Electronic Signatures. Electronically scanned and transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SMITH MICRO SOFTWARE, INC.

By:
Name:
Title:

[Signature Page to Warrant]

Annex A

NOTICE OF EXERCISE

TO:         SMITH MICRO SOFTWARE, INC.

(1)            The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)            Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)            Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(4)          Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(5)          Waiver of Beneficial Ownership Limitation pursuant to Section 2(e). By checking this box, Holder hereby waives the application of Section 2(e) and the Beneficial Ownership Limitation as defined therein: ☐

The Warrant Shares shall be delivered to the following DWAC Account Number:

Broker:
Broker No.
Broker Contact Name:
Broker Contact Phone:
Broker Contact E-mail
Account No.
Account Name:

DATE:
[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Annex B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:	_______________ __, ______

Holder’s Signature:

Holder’s Address:

Appendix D

Form of Charter Amendment

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SMITH MICRO SOFTWARE INC.

Smith Micro Software, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation (the “Charter”).

This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

Upon this Certificate of Amendment becoming effective, the Charter is hereby amended as follows:

Article IV of the Corporation’s Charter is hereby amended by adding the following paragraph at the end of “Section A” of such article:

“Effective at 11:59 p.m., Eastern Time, on the day this Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation is filed and declared effective pursuant to the DGCL (the “2026 Split Effective Time”), every [*] (*) shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the 2026 Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, in all instances without effecting a change to the par value per share of Common Stock, and subject to the treatment of fractional interests as described below (the “2026 Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. The Board of Directors of the Corporation shall make provision for the issuance of that number of fractions of shares of Common Stock such that any fractional share of a holder otherwise resulting from the 2026 Reverse Split shall be rounded up to the next whole number of shares of Common Stock. As of the 2026 Split Effective Time and thereafter, a certificate(s) representing shares of Common Stock prior to the 2026 Reverse Split is deemed to represent the number of post-2026 Reverse Split shares into which the pre-2026 Reverse Split shares were reclassified and combined. The 2026 Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be, after giving effect to the 2026 Reverse Split.”

This Certificate of Amendment shall become effective at 11:59 p.m., Eastern Time, on _____ __, 2026.

* _ * _ * _ *

[1] Reverse Stock Split ratio to be determined.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer, and the foregoing facts stated herein are true and correct, in each case as of this _____ day of __________, 2026.

Timothy C. Huffmyer
President and Chief Executive Officer

PRELIMINARY COPY

SMITHMICRO SOFTWARE VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/SMSI or scan the QR code – login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals – The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4, 5, 6, 7 and 8.

1. **Election of Directors.** To elect two (2) directors to serve for a three-year term ending at the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	For	Withhold
01 - William W. Smith, Jr.	☐	☐
02 - Timothy C. Huffmyer	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

049SHB

The 2026 Annual Meeting of Stockholders of Smith Micro Software, Inc. will be held on Tuesday, May 26, 2026 at 9:00 am ET, virtually via the Internet at meetnow.global/MCVKKST.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/SMSI

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SMSI

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Smith Micro Software, Inc.

Notice of 2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 26, 2026

William W. Smith, Jr. and Timothy C. Huffmyer, or either of them, each with the power of substitution, are hereby authorized as Proxies of the undersigned to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Smith Micro Software, Inc. to be held on May 26, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed herein by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of directors and FOR items 2, 3, 4, 5, 6, 7 and 8.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.